UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22673

PIMCO Dynamic Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2013

Date of reporting period:	March 31, 2013

ITEM 1. Report to Shareholders

March 31, 2013

PIMCO Dynamic Income Fund

PIMCO Global StocksPLUS® & Income Fund

PIMCO High Income Fund

Contents

Letter to Shareholders	2–3

Fund Insights	4–8

Performance & Statistics	9–11

Schedules of Investments	12–58

Statements of Assets and Liabilities	59–60

Statements of Operations	61

Statements of Changes in Net Assets	62–64

Statements of Cash Flows	65

Notes to Financial Statements	66–82

Financial Highlights	83-85

Report of Independent Registered Public Accounting Firm	86

Tax Information/Proxy Voting Policies & Procedures	87

Annual Shareholder Meetings Results/ Changes in Investment Policy	88

Privacy Policy	89

Dividend Reinvestment Plan	90-91

Board of Trustees	92-93

Fund Officers	94

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	1

Dear Shareholder:

US stock markets surged to all-time highs during the fiscal twelve-month reporting period ended March 31, 2013, capping a dramatic comeback from the lows of March 2009. The market rally over the past four years has been, in both nominal and real terms, the fifth largest since 1940. It is notable that these gains have come despite the steady headwinds that continue to challenge the world’s three largest economies, the US, the European Union (“E.U.”) and China.

For the reporting period ended March 31, 2013

•        PIMCO Dynamic Income Fund returned 40.17% on net asset value (“NAV”) and 35.21% on market price since its inception, on May 30, 2012.

•        PIMCO Global StocksPLUS® & Income Fund returned 35.36% on NAV and 21.57% on market price.

•        PIMCO High Income Fund returned 31.32% on NAV and 8.53% on market price.

Hans W. Kertess Chairman Brian S. Shlissel President & CEO

The Standard & Poor’s 500 (“S&P 500”) Index, a proxy for the US stock market, advanced 13.96%, the MSCI Europe, Australasia and Far East Index (“EAFE”) returned 11.25% in US dollar terms, and the BofA Merrill Lynch US High Yield Master II Index increased 13.11% for the year ended March 31, 2013. The broad bond market, as measured by the Barclays US Aggregate Index, rose 3.77% while the Barclays US Treasury Bond Index returned 0.14% during the reporting period.

The US economy advanced during the reporting period, albeit modestly and erratically. As the year began, US gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, was growing at a 2.0% annual rate. Growth eased to a 1.3% pace during the second quarter of 2012, before accelerating to an annual rate of 3.1% during the third quarter of 2012. GDP growth slowed to a 0.4% pace during the fourth quarter of 2012, which the government indicated was due to a drop in defense spending.

During the same period, the E.U.’s recession deepened. GDP in the 17-nation euro zone contracted every quarter in 2012, with the fourth quarter’s pace of -0.60% the steepest of all. The E.U.’s economy has contracted for five consecutive quarters. Unemployment in the E.U. reached 12% for the first time since the currency was launched in 1999.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
2	PIMCO High Income Fund Annual Report | 3.31.13

The European Central Bank (“E.C.B.”), under the leadership of President Mario Draghi, announced a massive bond-buying program. In unveiling the measure, Draghi indicated that the E.C.B. would do “whatever it takes to preserve the euro.” These comments helped to lower borrowing costs for nations struggling with sovereign debt woes, such as Greece, while easing concerns that a nation may exit the E.U.

In China, growth accelerated for the first time in two years, as GDP growth reached a 7.9% pace, an increase from 7.4% during the third quarter of 2012. However, GDP then eased to a 7.7% annual rate as the period drew to a close in the first quarter of 2013.

Receive this report electronically and eliminate paper mailings. To enroll, go to us.allianzgi.com/edelivery.

The Road Ahead

The International Monetary Fund (“IMF”) predicts that, as a result of the automatic budget reductions that the US government began making in March 2013 US GDP will expand at a 1.7% pace in 2013, down from a previous estimate of 2.0%. The IMF also predicts the E.U.’s downturn will continue, forecasting a -0.2% contraction in the euro-zone’s GDP for 2013. Given the interconnection of the US, European and Chinese economies, economic issues experienced in one of these economies are likely to impact the other economies.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	3

PIMCO Dynamic Income Fund Fund Insights

March 31, 2013 (unaudited)

For the period from its inception on May 30, 2012 through March 31, 2013 (the “reporting period”), PIMCO Dynamic Income Fund (the “Fund”) returned 40.17% on net asset value (“NAV”) and 35.21% on market price.

A number of macro issues caused the financial markets to experience periods of volatility during the reporting period. These included a continuation of the European sovereign debt crisis, slower global economic growth, the US “fiscal cliff” and sequestration. Against this backdrop, there were periods of heightened risk aversion. Despite these issues, investors who assumed greater risk were rewarded. The overall US fixed income market, as measured by the Barclays US Aggregate Bond Index, returned 3.77% during the reporting period. The yield curve steepened over the reporting period, as short-term yields declined slightly, whereas longer-term yields moved higher.

Spread sectors (non-Treasuries) generally outperformed equal-duration Treasuries as investors looked for yield in the low interest rate environment. For instance, emerging market debt advanced 10.44% during the reporting period, as measured by the JPMorgan EMBI Global Index. The global high yield corporate bond market, as measured by the Barclays Global High Yield Index, returned 12.98%, compared to the global credit market advance of 6.69%, as measured by the Barclays Global Credit Index.

Sector positioning produces positive results

The Fund posted strong absolute and relative returns during the reporting period. An allocation to non-agency mortgage-backed securities helped results, as these bonds outperformed the broader market, supported by positive supply/demand technicals. The Fund’s exposure to high yield corporate bonds was beneficial, as their spreads tightened during the reporting period. An emphasis on banking enhanced results as these issues outperformed the broader market. A short duration aided the Fund’s performance as intermediate- and longer-term rates moved higher during the reporting period.

There were no significant detractors from performance during the reporting period.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
4	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Global StocksPLUS® & Income Fund Fund Insights

March 31, 2013 (unaudited)

For the 12-month period ended March 31, 2013, PIMCO Global StocksPLUS® & Income Fund (the “Fund”) returned 35.36% on net asset value (“NAV”) and 21.57% on market price.

A number of macro issues caused the global financial markets to experience periods of volatility during the reporting period. These included a continuation of the European sovereign debt crisis, slower global economic growth, the US “fiscal cliff” and sequestration. Despite these issues, investors who assumed greater risk were rewarded during the reporting period.

The global developed equity markets produced strong results during the 12 months ended March 31, 2013. Over this period, the US stock market returned 13.96%, as measured by the S&P 500 Index (the “S&P 500”). The S&P 500 fell sharply during the first two months of the period, as investor risk aversion heightened due to fears of contagion from the European sovereign debt crisis and weaker than expected economic data in the US. The S&P 500 then moved higher during nine of the next ten months and, on the last trading day of March 2013, reached an all-time high. Supporting the market over that period were generally robust investor demand, corporate profits that often exceeded expectations and ongoing policy accommodation by the Federal Reserve. International developed equities, as measured by the MSCI EAFE Index, also posted a double-digit return, although they lagged the S&P 500. All told, international developed equities returned 11.25% (as measured by the MSCI EAFE Index) for the 12 months ended March 31, 2013.

US Treasury yields fluctuated during the reporting period, but moved lower during the 12 months ended March 31, 2013. Yields generally moved lower over the first five months of the period given mixed economic data and periods of risk aversion. In late July 2012, the yield on the 10-year Treasury reached an all-time low. Subsequently, yields typically moved higher as the US economy continued to expand and ongoing policy accommodation triggered expectations for future inflation. The yield curve flattened during the 12 months ended March 31, 2013, as longer-term yields fell more than their short-term counterparts. The spread sectors (non-Treasuries) generally

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	5

PIMCO Global StocksPLUS® & Income Fund Fund Insights

March 31, 2013 (unaudited) (continued)

outperformed equal-duration Treasuries during the period as investors looked for yield in the low interest rate environment.

Equity exposure produces generally positive results

Performance benefited from an average 52% exposure to US equities during the reporting period through S&P 500 futures contracts along with a defensive option strategy that sought to generate income and limit losses. The Fund utilized total return swaps to gain access to the MSCI EAFE Index. The Fund’s average exposure to foreign stocks was 48% during the reporting period. This was beneficial to performance given the strong results from international developed equities.

The Fund’s defensive option strategy detracted from performance due to the exercise of written call options during the equity market rally that took place from late 2012 through the end of the period.

Allocations to spread sectors produced positive results

A minor portion of the Fund’s assets were invested in futures contracts and total return swaps. These instruments permit participation in the returns of the S&P 500 and MSCI EAFE indexes without having to hold the individual stocks which comprise these indexes. The Fund’s assets are primarily actively managed in a portfolio of fixed income securities with the objective of adding incremental return.

The Fund’s fixed income securities contributed to performance during the reporting period. Holdings of residential non-agency mortgage-backed securities and commercial mortgage-backed securities added significant value, as strong demand for high quality income and a strengthening US housing market drove prices higher. Allocations to high yield and investment grade corporate bonds, with the latter emphasizing the Financial sector, positively impacted returns due to narrowing credit spreads during the 12-month period. The Fund’s US interest rate strategy had a beneficial impact on performance, as US Treasury yields were broadly lower during the 12 months ended March 31, 2013. The Fund also benefited from earning a yield in excess of the money market interest rate cost associated with equity index futures and swaps ownership.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
6	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO High Income Fund Fund Insights

March 31, 2013 (unaudited)

For the fiscal 12-month period ended March 31, 2013, PIMCO High Income Fund (the “Fund”) returned 31.32% on net asset value (“NAV”) and 8.53% on market price.

A number of macro issues caused the financial markets to experience periods of volatility during the reporting period. These included a continuation of the European sovereign debt crisis, slower global economic growth, the US “fiscal cliff” and sequestration. Despite these issues, investors who assumed great risk were rewarded during the reporting period.

The overall US fixed income market, as measured by the Barclays US Aggregate Index, returned 3.77% during the 12 months ended March 31, 2013. US Treasury yields fluctuated during the reporting period, but moved lower over the 12 months ended March 31, 2013. Yields generally moved lower during the first five months of the period given mixed economic data and periods of risk aversion. In late July 2012, the yield on the 10-year Treasury reached an all-time low. Subsequently, yields typically moved higher as the US economy continued to expand and ongoing policy accommodation triggered expectations for future inflation. The yield curve flattened during the 12 months ended March 31, 2013, as longer-term yields fell more than short-term yields. The spread sectors (non-Treasuries) generally outperformed equal-duration Treasuries during the period as investors looked for yield in the low interest rate environment.

The US high yield market advanced 13.11% during the 12 months ended March 31, 2013, as measured by the BofA Merrill Lynch High Yield Master II Index (the “Index”). Supporting the high yield market were corporate profits that often exceeded expectations, cash-rich corporate balance sheets, low defaults and overall solid demand. In aggregate, during the 12-month period, lower quality securities generally outperformed their higher quality counterparts, with CCC and lower-rated bonds returning 16.12% and BB/B-rated securities in the Index returning 12.48%.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	7

PIMCO High Income Fund Fund Insights

March 31, 2013 (unaudited) (continued)

Sector positioning produces largely positive results

The Fund posted strong absolute and relative returns on a NAV basis during the reporting period. An allocation to non-agency mortgage-backed securities helped results, as these bond issues outperformed the broader market, supported by positive supply/demand technicals. An emphasis on select high quality Banking issues enhanced performance, as did an overweighting to the Insurance sector, as they outperformed the broader market. The Fund’s long duration added to performance as interest rates in the US declined during the 12-month period.

Detracting from these positive results was the Fund’s underweighting to high yield corporate bonds, as the spreads on these securities tightened during the reporting period. A tactical allocation to emerging markets in the first quarter of 2013 was negative, as this asset class underperformed the broader credit market during that time.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
8	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Dynamic Income Fund
Performance & Statistics

March 31, 2013 (unaudited)

Total Return(1):	Market Price	NAV
Commencement of Operations (5/30/12) to 3/31/13	35.21%	40.17%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (5/30/12) to 3/31/13	Market Price	$31.10
	NAV	$30.69
	Premium to NAV	1.34%
	Market Price Yield(2)	6.83%
	Leverage Ratio(3)	47.39%
	Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund ‘s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per share (comprised of net investment income and short-term capital gains, if any) by the market price per share at March 31, 2013.

(3) Represents Reverse Repurchase Agreements (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	9

PIMCO Global StocksPLUS® & Income Fund
Performance & Statistics

March 31, 2013 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	21.57%	35.36%
5 Year	19.47%	15.22%
Commencement of Operations (5/31/05) to 3/31/13	14.70%	12.99%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (5/31/05) to 3/31/13	Market Price	$21.95
	NAV	$14.32
	Premium to NAV	53.28%
	Market Price Yield(2)	10.02%
	Leverage Ratio(3)	37.99%
	Moody’s Ratings (as a % of total investments, before options written and securities sold short)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund ‘s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per share (comprised of net investment income) by the market price per share at March 31, 2013.

(3) Represents Reverse Repurchase Agreements (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
10	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO High Income Fund
Performance & Statistics

March 31, 2013 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	8.53%	31.32%
5 Year	16.42%	14.95%
Commencement of Operations (4/30/03) to 3/31/13	12.24%	11.48%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (4/30/03) to 3/31/13	Market Price	$12.35
	NAV	$8.65
	Premium to NAV	42.77%
	Market Price Yield(2)	11.48%
	Leverage Ratio(3)	21.54%
	Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund ‘s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at March 31, 2013.

(3) Represents Preferred Shares (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	11

PIMCO Dynamic Income Fund Schedule of Investments

March 31, 2013

Principal Amount (000s)		Value
MORTGAGE-BACKED SECURITIES – 106.4%

£13,243	Alba PLC, 0.767%, 12/15/38 CMO (k)	$13,257,237
	American Home Mortgage Assets Trust, CMO,
$12,906	0.494%, 8/25/37 (k)	3,385,413
9,735	6.25%, 6/25/37	6,339,593
	American Home Mortgage Investment Trust, CMO (k),
10,312	0.504%, 9/25/45 (i)	8,638,124
9,739	0.804%, 2/25/44	2,553,073
	Banc of America Alternative Loan Trust, CMO,
376	0.604%, 5/25/35 (k)	277,397
887	6.00%, 6/25/37	708,993
350	6.00%, 6/25/46	282,084
	Banc of America Funding Corp., CMO (k),
15,300	zero coupon, 7/26/36 (a) (d)	9,482,847
36,097	0.413%, 4/20/47 (i)	27,773,014
4,612	0.653%, 2/20/35	1,213,071
566	2.924%, 1/20/47 (i)	441,084
890	3.03%, 1/25/35	502,392
4,983	Banc of America Funding Trust, 2.922%, 3/20/36 CMO (k)	4,257,724
	Banc of America Mortgage Trust, CMO (k),
547	2.997%, 10/20/46	337,351
2,634	3.028%, 1/25/36	2,447,940
	Banc of America Re-Remic Trust, CMO (a) (d),
13,000	5.383%, 12/15/16 (i)	14,111,292
38,264	5.634%, 2/17/51 (f) (k)	42,918,482
€4,237	Bancaja FTA, 0.319%, 10/25/37 CMO (k)	4,498,918
	BCAP LLC Trust, CMO (a) (d),
$7,018	2.829%, 7/26/45 (b) (j) (k) (acquisition cost-$5,649,452; purchased 3/13/13)	5,655,505
14,380	3.019%, 5/26/36 (k)	6,993,783
8,051	5.002%, 3/26/35 (k)	6,813,575
27,442	5.041%, 4/26/37 (k)	14,454,260
6,052	5.151%, 10/26/35 (k)	4,761,766
6,404	5.353%, 6/26/47 (k)	5,063,424
12,769	5.50%, 12/26/35	9,822,738
4,770	5.641%, 7/26/35 (k)	3,647,929
8,578	5.893%, 8/26/37 (k)	5,081,785
12,755	Bear Stearns ALT-A Trust, 0.404%, 2/25/34 CMO (i) (k)	8,381,070
€30,415	Celtic Residential Irish Mortgage Securitisation No. 9 PLC, 0.357%, 11/13/47 CMO (k)	30,622,838
10,872	Celtic Residential Irish Mortgage Securitisation No. 10 PLC, 0.432%, 4/10/48 CMO (k)	10,733,201
8,751	Celtic Residential Irish Mortgage Securitisation No. 11 PLC, 0.461%, 12/14/48 CMO (k)	8,623,604
5,300	Celtic Residential Irish Mortgage Securitisation No. 12 Ltd., 0.404%, 3/18/49 CMO (k)	4,783,396
$5,740	Chase Mortgage Finance Trust, 5.241%, 3/25/37 CMO (i) (k)	4,842,875
	Citigroup Mortgage Loan Trust, Inc., CMO (k),
1,864	2.57%, 3/25/36	1,733,333
10,748	3.111%, 9/25/37 (i)	8,745,535
	Countrywide Alternative Loan Trust, CMO,
29,620	0.394%, 9/25/46 (i) (k)	19,138,157
34,392	0.762%, 12/25/35 IO	439,234
33,414	0.934%, 11/25/35 (i) (k)	25,317,504
16,401	1.027%, 11/25/46 (i) (k)	9,245,628
25,940	1.543%, 12/25/35 IO	1,582,266
561	5.50%, 2/25/20	562,914
5,652	5.50%, 7/25/35 (i)	5,118,906

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
12	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Dynamic Income Fund Schedule of Investments

March 31, 2013 (continued)

Principal Amount (000s)		Value

$19,883	5.50%, 12/25/35 (i)	$16,489,075
382	5.50%, 1/25/36	328,034
5,363	5.50%, 4/25/37	4,176,155
543	5.75%, 1/25/36 (i)	475,625
18,788	5.75%, 1/25/37 (i)	15,003,330
6,251	5.75%, 4/25/37 (i)	5,431,924
920	6.00%, 6/25/36	772,106
375	6.00%, 12/25/36	284,116
4,932	6.00%, 1/25/37 (i)	4,207,626
644	6.00%, 2/25/37	486,683
12,826	6.00%, 4/25/37 (i)	9,883,073
12,646	6.00%, 5/25/37 (i)	10,071,365
5,881	6.00%, 7/25/37 (i)	5,259,655
22,782	6.946%, 7/25/36 IO (k)	7,252,203
2,501	37.775%, 5/25/37 (b) (k)	4,676,153
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
548	0.504%, 3/25/35 (k)	449,176
4,396	0.544%, 3/25/36 (k)	2,013,184
164	5.00%, 11/25/35	149,810
413	5.50%, 12/25/34	354,303
197	5.50%, 11/25/35	189,938
25,088	5.527%, 6/25/47 (i) (k)	23,052,860
790	6.00%, 7/25/37	715,742
10	6.00%, 8/25/37	9,557
10,960	6.00%, 8/25/37 (i)	10,168,967
570	6.00%, 1/25/38	513,254
	Credit Suisse Mortgage Capital Certificates, CMO,
3,000	1.423%, 10/15/21 (a) (d) (k)	2,849,056
27,326	3.559%, 4/26/35 (a) (d) (k)	21,728,528
91,152	5.001%, 2/27/47 (a) (d) (i) (k)	64,155,948
14,826	5.05%, 7/26/37 (a) (d) (i) (k)	7,876,893
12,950	5.407%, 2/15/39 (i) (k)	14,138,894
10,000	5.692%, 4/16/49 (a) (d) (i) (k)	11,324,270
11,208	5.728%, 7/26/49 (a) (d) (k)	5,409,592
13,709	5.896%, 4/25/36	11,479,308
7,375	6.50%, 10/25/21 (i)	6,184,902
19,837	6.50%, 7/26/36 (i)	13,405,214
24,642	7.00%, 8/26/36 (a) (d)	9,824,813
5,305	7.00%, 8/27/36 (a) (d)	4,002,795
2,824	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 6.00%, 10/25/21 CMO	2,475,765
	Diversity Funding Ltd., CMO (k),
£9,442	2.165%, 2/10/46	13,185,040
1,310	2.515%, 2/10/46	1,222,475
1,193	3.015%, 2/10/46	758,801
1,170	3.515%, 2/10/46	283,370
702	4.765%, 2/10/46	80,029
234	5.123%, 2/10/46 (e)	17,669
247	5.223%, 2/10/46 (e)	14,923
€33,204	Emerald Mortgages No. 4 PLC, 0.238%, 7/15/48 CMO (k)	32,911,875
$11,100	Extended Stay America Trust, 7.625%, 12/5/19 CMO (a) (d)	11,918,977
	First Horizon Alternative Mortgage Securities Trust, CMO (k),
14,730	2.395%, 8/25/35	3,136,884
3,162	6.896%, 11/25/36 IO (b)	954,545

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PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	13

PIMCO Dynamic Income Fund Schedule of Investments

March 31, 2013 (continued)

Principal Amount (000s)		Value

$1,429	First Horizon Mortgage Pass-Through Trust, 5.50%, 8/25/37 CMO	$1,345,170
7,958	GMAC Commercial Mortgage Securities, Inc., 4.915%, 12/10/41 CMO (i)	8,262,282
5,688	Greenpoint Mortgage Funding Trust, 0.404%, 12/25/46 CMO (k)	2,311,945
	GSR Mortgage Loan Trust, CMO,
406	3.146%, 11/25/35 (k)	374,572
454	5.50%, 5/25/36	415,103
2,008	6.50%, 8/25/36 (k)	1,654,066
	Harborview Mortgage Loan Trust, CMO (k),
29	0.393%, 1/19/38	23,037
29,357	0.443%, 3/19/36 (i)	19,642,607
14,298	0.453%, 1/19/36 (i)	9,651,147
16,406	0.853%, 6/20/35 (i)	7,984,477
3,706	1.103%, 6/20/35	852,924
587	Impac CMB Trust, 0.924%, 10/25/34 CMO (k)	476,424
30	Impac Secured Assets Trust, 0.314%, 5/25/37 CMO (k)	19,144
9,218	IndyMac IMSC Mortgage Loan Trust, 2.955%, 6/25/37 CMO (i) (k)	6,466,316
170	IndyMac INDA Mortgage Loan Trust, 5.286%, 3/25/37 CMO (k)	150,208
	IndyMac Index Mortgage Loan Trust, CMO (k),
7,532	0.404%, 11/25/46 (i)	3,685,468
4,700	0.454%, 2/25/37	2,262,533
717	0.504%, 7/25/36	570,368
360	2.595%, 2/25/35	311,888
	JPMorgan Alternative Loan Trust, CMO (i),
57,569	0.404%, 6/25/37 (k)	31,020,822
13,711	5.85%, 11/25/36 (k)	12,634,101
10,000	5.96%, 12/25/36	7,935,660
5,000	6.31%, 8/25/36	3,539,370
75,688	JPMorgan Chase Commercial Mortgage Securities Corp., 2.044%, 6/15/45 CMO, IO (i) (k)	8,684,764
	JPMorgan Mortgage Trust, CMO (k),
12,310	2.961%, 6/25/37 (i)	10,124,079
9,596	5.507%, 4/25/37 (i)	8,986,441
2,681	5.70%, 10/25/36	2,472,200
8,976	KGS Alpha SBA, 1.055%, 4/25/38 CMO (a) (b) (d) (f) (i) (j) (acquisition cost-$470,431; purchased 10/18/12)	468,527
	Lavendar Trust, CMO (a) (d) (f),
7,770	5.50%, 9/26/35	4,853,917
18,816	6.00%, 11/26/36	11,235,335
10,913	LB Commercial Mortgage Trust, 5.864%, 7/15/44 CMO (i) (k)	12,644,341
	LB-UBS Commercial Mortgage Trust, CMO (k),
300,923	0.138%, 2/15/40 IO (a) (d)	4,160,415
7,751	5.452%, 9/15/39 (i)	8,394,155
	Lehman Mortgage Trust, CMO,
262	5.50%, 11/25/35	263,713
2,580	6.00%, 8/25/36	2,072,262
1,657	6.00%, 9/25/36	1,337,225
12,104	6.50%, 9/25/37 (i)	10,388,366
49,858	7.25%, 9/25/37 (i)	26,940,702
	Lehman XS Trust, CMO (k),
38,302	0.484%, 7/25/37	9,826,915
5,744	0.704%, 7/25/47	652,792
	MASTR Adjustable Rate Mortgages Trust, CMO (k),
32,924	0.404%, 5/25/47 (i)	20,958,044
6,398	0.544%, 5/25/47	1,954,420

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
14	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Dynamic Income Fund Schedule of Investments

March 31, 2013 (continued)

Principal Amount (000s)		Value

	MASTR Alternative Loans Trust, CMO (k),
$28,761	0.554%, 3/25/36 (i)	$5,921,362
36,758	0.604%, 3/25/36	7,668,432
702	MASTR Asset Securitization Trust, 5.288%, 11/25/33 CMO (a) (d) (k)	122,843
	Morgan Stanley Re-Remic Trust, CMO (a) (d),
11,082	2.606%, 1/26/35 (k)	8,386,533
6,285	2.606%, 2/26/37 (k)	4,573,367
26,634	3.003%, 7/26/35 (i) (k)	16,850,017
4,998	5.31%, 9/26/35 (k)	3,912,814
7,969	6.00%, 4/26/36	4,601,167
	Newgate Funding, CMO (k),
£2,200	0.707%, 12/15/50	2,383,498
€2,750	1.453%, 12/15/50	2,718,725
5,250	1.703%, 12/15/50	3,792,024
£4,150	1.757%, 12/15/50	4,792,344
	Nomura Asset Acceptance Corp., CMO,
$1,112	5.82%, 3/25/47	1,129,869
18,155	6.138%, 3/25/47 (i)	18,448,961
34,618	6.347%, 3/25/47 (i)	35,172,819
€1,750	Opera Finance Cmh PLC, 0.495%, 1/15/15 CMO (k)	1,177,700
	RBSSP Resecuritization Trust, CMO (a) (d),
$20,150	2.751%, 7/26/45 (k)	16,918,066
10,315	3.132%, 2/26/36 (i) (k)	3,826,324
9,761	6.00%, 3/26/36	6,815,170
18,525	6.431%, 11/21/35 (i) (k)	11,303,187
32,683	7.053%, 11/26/35 (i) (k)	18,438,047
	Residential Accredit Loans, Inc., CMO,
15,434	0.384%, 7/25/36 (i) (k)	10,041,532
33,810	0.394%, 5/25/37 (i) (k)	25,402,070
12,826	1.177%, 1/25/46 (i) (k)	8,717,950
2,000	4.224%, 1/25/36 (k)	1,479,018
1,807	6.00%, 8/25/35	1,630,087
1,045	6.00%, 6/25/36	867,007
10,090	6.00%, 8/25/36 (i)	8,221,511
23,056	7.00%, 10/25/37 (i)	18,354,059
	Residential Asset Securitization Trust, CMO,
2,292	5.50%, 7/25/35	2,174,774
5,911	6.25%, 8/25/37	3,385,542
	Residential Funding Mortgage Securities I, CMO,
581	5.85%, 11/25/35	557,160
7,828	5.907%, 8/25/36 (i) (k)	7,277,224
4,395	6.00%, 4/25/37	4,053,569
2,661	Sequoia Mortgage Trust, 0.573%, 7/20/36 CMO (i) (k)	1,724,952
£2,722	Southern Pacific Securities PLC, 4.007%, 12/10/42 CMO (k)	3,766,999
	Structured Adjustable Rate Mortgage Loan Trust, CMO (i) (k),
$7,454	4.587%, 8/25/36	5,038,684
15,515	5.205%, 2/25/37	11,028,971
5,911	5.205%, 4/25/47	4,614,075
	Structured Asset Mortgage Investments II Trust, CMO (k),
4,442	0.374%, 3/25/37	494,081
31,659	0.394%, 7/25/46 (i)	23,609,850
	Suntrust Alternative Loan Trust, CMO (k),
29,964	0.554%, 4/25/36 (i)	7,340,574

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	15

PIMCO Dynamic Income Fund Schedule of Investments

March 31, 2013 (continued)

Principal Amount (000s)		Value

$8,098	6.946%, 4/25/36 IO	$2,482,468
	TBW Mortgage-Backed Trust, CMO (i),
15,854	5.80%, 3/25/37	9,342,820
14,693	6.12%, 3/25/37	8,655,159
33,615	6.50%, 7/25/36	18,419,913
	Vanwall Finance PLC, CMO (k),
£11,691	0.853%, 4/12/16	17,595,352
7,494	1.113%, 4/12/16	11,319,724
	WaMu Mortgage Pass-Through Certificates, CMO (k),
$558	0.67%, 6/25/44	490,173
21,717	0.927%, 6/25/47 (i)	5,846,822
39,141	0.987%, 7/25/47 (i)	31,658,999
917	1.057%, 10/25/46	716,788
3,537	1.158%, 7/25/46	2,710,885
112	1.175%, 2/25/46	103,337
1,704	2.212%, 7/25/47 (i)	1,236,333
11,551	5.048%, 3/25/37 (i)	10,808,343
804	5.091%, 2/25/37	771,551
	Washington Mutual Alternative Mortgage Pass-Through Certificates, CMO (i),
23,610	0.444%, 1/25/47 (k)	13,638,718
9,537	6.00%, 4/25/37	8,212,495
1,355	Wells Fargo Alternative Loan Trust, 5.75%, 7/25/37 CMO	1,213,263
28,600	Wells Fargo Mortgage Loan Trust, 5.582%, 4/27/36 CMO (a) (d) (k)	24,432,790
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
1,425	2.651%, 10/25/35 (k)	1,402,311
916	6.00%, 7/25/36 (i)	911,705
1,886	6.00%, 9/25/36	1,890,480
571	6.00%, 4/25/37	552,301
1,398	6.00%, 6/25/37	1,398,863
2,940	6.00%, 8/25/37	2,942,874
Total Mortgage-Backed Securities (cost-$1,302,083,170)		1,482,841,405

CORPORATE BONDS & NOTES – 36.5%

Banking – 11.4%
9,100	Banco Continental SAECA, 8.875%, 10/15/17 (a) (b) (d) (i) (j) (acquisition cost-$9,100,000; purchased 10/10/12)	10,032,750
12,500	Banco do Brasil S.A., 5.875%, 1/19/23 (a) (d) (i)	13,468,750
€7,100	Caisse Centrale du Credit Immobilier de France S.A., 4.00%, 1/12/18 (i)	9,271,814
3,000	Citigroup, Inc., 1.48%, 11/30/17 (i) (k)	3,712,719
15,800	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 6.875%, 3/19/20 (i)	22,795,065
	Eksportfinans ASA (i),
$700	2.00%, 9/15/15	672,458
1,700	5.50%, 5/25/16	1,767,330
1,900	5.50%, 6/26/17	1,972,894
6,000	Intesa Sanpaolo SpA, 6.50%, 2/24/21 (a) (d) (i)	6,195,384
€15,800	LBG Capital No. 2 PLC, 6.385%, 5/12/20	20,420,332
$36,500	Morgan Stanley, 7.30%, 5/13/19 (i)	45,248,502
	Royal Bank of Scotland NV (i) (k),
€5,446	0.95%, 6/8/15	6,663,326
$5,000	0.981%, 3/9/15	4,779,050
€9,000	Royal Bank of Scotland PLC, 6.934%, 4/9/18 (i)	12,501,041
		159,501,415

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
16	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Dynamic Income Fund Schedule of Investments

March 31, 2013 (continued)

Principal Amount (000s)		Value

Building Materials – 1.0%
	Corp. GEO S.A.B. de C.V. (a) (d),
$300	8.875%, 3/27/22	$259,500
7,000	9.25%, 6/30/20 (i)	6,125,000
5,000	Desarrolladora Homex S.A.B. de C.V., 9.75%, 3/25/20 (a) (d) (i)	4,300,000
5,000	Urbi Desarrollos Urbanos S.A.B. de C.V., 9.75%, 2/3/22 (a) (d) (i)	3,150,000
		13,834,500
Chemicals – 2.0%
25,980	Ineos Finance PLC, 7.50%, 5/1/20 (a) (d) (i)	28,415,625
Coal – 0.6%
	Mongolian Mining Corp. (i),
1,600	8.875%, 3/29/17	1,648,000
5,900	8.875%, 3/29/17 (a) (d)	6,077,000
		7,725,000
Commercial Services – 0.6%
8,550	Stonemor Operating LLC, 10.25%, 12/1/17 (i)	9,105,750
Diversified Financial Services – 6.6%
12,900	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a) (d) (i)	10,513,500
9,600	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a) (d) (i)	10,113,552
€900	Cedulas TDA 1 Fondo de Titulizacion de Activos, 0.251%, 4/8/16 (k)	1,020,812
31,700	Cedulas TDA 6 Fondo de Titulizacion de Activos, 4.25%, 4/10/31 (i)	31,119,534
$10,000	General Electric Capital Corp., 7.125%, 6/15/22 (g)	11,659,690
3,500	Lazard Group LLC, 6.85%, 6/15/17 (i)	4,029,319
	SLM Corp. (i),
5,000	6.00%, 1/25/17	5,462,500
6,245	7.25%, 1/25/22	7,010,012
	Springleaf Finance Corp. (i),
2,300	6.50%, 9/15/17	2,300,000
5,400	6.90%, 12/15/17	5,474,250
15,412	Toll Road Investors Partnership II L.P., zero coupon, 2/15/45 (MBIA) (a) (b) (d) (j) (acquisition cost-$2,538,357; purchased 11/20/12)	2,697,454
		91,400,623
Electric Utilities – 0.6%
5,000	Edison Mission Energy, 7.00%, 5/15/17 (e)	2,700,000
	Energy Future Intermediate Holding Co. LLC (i),
3,100	6.875%, 8/15/17 (a) (d)	3,278,250
1,700	10.00%, 12/1/20	1,935,875
		7,914,125
Engineering & Construction – 0.9%
11,731	Alion Science and Technology Corp., 12.00%, 11/1/14 PIK (i)	12,053,100
Food & Beverage – 0.6%
2,500	BRF-Brasil Foods S.A., 5.875%, 6/6/22 (a) (d) (i)	2,787,500
5,000	Minerva Luxembourg S.A., 7.75%, 1/31/23 (a) (d) (i)	5,375,000
		8,162,500
Household Products/Wares – 1.7%
8,236	Armored Autogroup, Inc., 9.25%, 11/1/18 (i)	7,391,810
	Reynolds Group Issuer, Inc. (i),
6,000	6.875%, 2/15/21	6,405,000

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	17

PIMCO Dynamic Income Fund Schedule of Investments

March 31, 2013 (continued)

Principal Amount (000s)		Value

Household Products/Wares (continued)
$9,000	7.875%, 8/15/19	$9,967,500
		23,764,310
Insurance – 1.1%
£8,500	American International Group, Inc., 8.625%, 5/22/68 (converts to FRN on 5/22/18) (i)	15,950,449
Lodging – 0.3%
$12,000	Buffalo Thunder Development Authority, 9.375%, 12/15/14 (a) (b) (d) (e) (j) (acquisition cost-$4,320,000; purchased 6/28/12)	3,840,000
Miscellaneous Manufacturing – 0.0%
600	Colt Defense LLC, 8.75%, 11/15/17	405,000
Oil & Gas – 2.1%
5,000	Afren PLC, 10.25%, 4/8/19 (i)	5,975,000
5,000	Alliance Oil Co., Ltd., 9.875%, 3/11/15 (i)	5,468,750
16,700	OGX Austria GmbH, 8.50%, 6/1/18 (a) (d) (i)	13,109,500
7,000	Petroleos de Venezuela S.A., 5.50%, 4/12/37 (i)	4,777,500
		29,330,750
Pharmaceuticals – 0.2%
2,764	Lantheus Medical Imaging, Inc., 9.75%, 5/15/17 (i)	2,757,090
Pipelines – 1.8%
15,900	NGPL PipeCo LLC, 7.768%, 12/15/37 (a) (d) (i)	16,218,000
9,740	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a) (d) (i)	8,863,400
		25,081,400
Retail – 2.6%
£1,950	Aston Martin Capital Ltd., 9.25%, 7/15/18	3,022,186
500	Enterprise Inns PLC, 6.50%, 12/6/18	755,774
3,872	Punch Taverns Finance PLC, 6.82%, 7/15/20 (i)	5,956,851
12,120	Spirit Issuer PLC, 5.472%, 12/28/34 (k)	15,929,607
6,800	Unique Pub Finance Co. PLC, 6.542%, 3/30/21	10,306,427
		35,970,845
Software – 0.8%
	First Data Corp. (a) (d) (i),
$5,000	7.375%, 6/15/19	5,343,750
5,000	8.75%, 1/15/22 PIK	5,312,500
		10,656,250
Telecommunications – 1.1%
8,500	Nokia Oyj, 5.375%, 5/15/19 (i)	8,138,750
7,000	VimpelCom Holdings BV, 7.504%, 3/1/22 (i)	7,807,100
		15,945,850
Transportation – 0.5%
6,500	Aeropuertos Dominicanos Siglo XXI S.A., 9.25%, 11/13/19 (a) (d) (i)	7,101,250
350	Western Express, Inc., 12.50%, 4/15/15 (a) (d)	257,250
		7,358,500
Total Corporate Bonds & Notes (cost-$452,374,528)		509,173,082

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
18	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Dynamic Income Fund Schedule of Investments

March 31, 2013 (continued)

Principal Amount (000s)		Value
ASSET-BACKED SECURITIES – 22.5%

	Bear Stearns Asset-Backed Securities Trust (k),
$4,000	0.754%, 6/25/36	$2,813,406
582	2.65%, 10/25/36	364,687
2,895	Bombardier Capital Mortgage Securitization Corp. Trust, 7.44%, 12/15/29 (i) (k)	1,811,015
	Citigroup Mortgage Loan Trust, Inc.,
662	5.852%, 5/25/36	433,352
3,841	5.892%, 3/25/36	2,714,820
	Conseco Finance Securitizations Corp.,
10,859	7.96%, 5/1/31	9,194,727
18,161	7.97%, 5/1/32 (i)	13,294,493
32,188	8.20%, 5/1/31 (i)	27,877,950
9,740	9.163%, 3/1/33 (i) (k)	8,884,205
7,000	Conseco Financial Corp., 7.06%, 2/1/31 (i) (k)	6,895,014
	Countrywide Asset-Backed Certificates,
15,000	0.374%, 6/25/47 (i) (k)	11,757,525
5,826	0.404%, 4/25/36 (i) (k)	4,899,037
35	1.004%, 3/25/33 (k)	31,383
2,405	1.584%, 12/25/32 (k)	1,929,582
1,460	4.915%, 2/25/36 (k)	1,370,061
2,657	5.348%, 7/25/36 (k)	2,372,156
4,210	5.505%, 4/25/36 (k)	3,675,809
4,519	5.588%, 8/25/36 (k)	3,938,328
5,026	5.657%, 3/25/34 (k)	5,470,615
555	5.859%, 10/25/46	380,440
10,800	Credit-Based Asset Servicing and Securitization LLC, 5.973%, 10/25/36 (a) (d)	8,942,389
13,158	CSAB Mortgage-Backed Trust, 5.50%, 5/25/37 (i)	11,343,942
	EMC Mortgage Loan Trust (a) (d) (k),
286	0.654%, 12/25/42	241,919
13,890	0.674%, 4/25/42 (i)	11,319,559
1,658	2.454%, 4/25/42	673,504
11,876	GMAC Mortgage Corp. Loan Trust, 6.249%, 12/25/37 (i)	11,385,203
4,789	GSAA Trust, 6.205%, 3/25/46	5,025,001
2,014	Home Equity Mortgage Loan Asset-Backed Trust, 7.209%, 12/25/31	956,909
13,100	Lehman XS Trust, 6.17%, 6/25/46 (i)	11,623,478
302	Long Beach Mortgage Loan Trust, 1.254%, 2/25/34 (k)	273,591
27,500	Morgan Stanley Home Equity Loan Trust, 0.434%, 4/25/37 (i) (k)	14,496,295
	Oakwood Mortgage Investors, Inc.,
9,611	5.92%, 9/15/17 (k)	4,835,959
5,865	6.61%, 2/15/21 (k)	3,251,605
26,625	7.40%, 7/15/30 (i) (k)	18,959,658
7,620	7.405%, 12/15/30 (k)	4,673,663
6,267	7.84%, 11/15/29 (i) (k)	6,218,270
2,592	8.49%, 10/15/30	435,913
	Popular ABS Mortgage Pass-Through Trust,
3,663	1.454%, 8/25/35 (k)	1,732,572
8,422	5.053%, 7/25/35 (i)	6,728,136
41	Renaissance Home Equity Loan Trust, 0.704%, 12/25/33 (k)	40,819
11,872	Residential Asset Mortgage Products, Inc., 1.179%, 4/25/34 (i) (k)	8,557,677
9,989	Residential Asset Securities Corp., 0.364%, 6/25/36 (i) (k)	9,167,902
7,784	Sorin Real Estate CDO IV Ltd., 0.831%, 10/28/46 (a) (d) (f) (k)	3,034,539
2,394	Soundview Home Equity Loan Trust, 5.655%, 10/25/36 (i)	2,032,542

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	19

PIMCO Dynamic Income Fund Schedule of Investments

March 31, 2013 (continued)

Principal Amount (000s)		Value

	South Coast Funding VII Ltd. (a) (d) (f) (k),
$197,396	0.565%, 1/6/41	$49,538,808
5,976	0.565%, 1/6/41 (b) (j) (acquisition cost-$1,180,194; purchased 11/8/12)	1,486,503
8,564	Structured Asset Securities Corp., 6.204%, 5/25/32 (k)	3,869,802
1,829	Vanderbilt Acquisition Loan Trust, 7.33%, 5/7/32 (k)	2,013,807
363	Vanderbilt Mortgage Finance, 9.25%, 11/7/32 (k)	369,084
Total Asset-Backed Securities (cost-$284,488,522)		313,337,654

SENIOR LOANS (a) (c) – 8.5%

Auto Components – 0.9%
11,900	Keystone Automotive Operations, Inc., 9.75%, 2/15/16, Term B (b) (j) (acquisition cost-$11,805,318; purchased 7/19/12-8/8/12)	12,078,543
Financial Services – 2.0%
27,000	Springleaf Finance Corp., 5.50%, 5/10/17	27,223,587
Food & Beverage – 0.4%
5,955	Candy Intermediate Holdings, Inc., 7.50%-8.50%, 6/18/18	6,088,988
Hotels/Gaming – 1.2%
15,200	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (b) (j) (acquisition cost-$14,963,250; purchased 5/30/12-7/10/12)	16,530,000
Real Estate – 3.0%
	Toys R Us Properties Ltd. (f),
£20,000	5.95%, 2/14/20, Term A	30,620,328
5,000	8.25%, 2/14/20, Term B	7,655,082
2,500	10.45%, 2/14/20, Term C	3,832,769
		42,108,179
Telecommunications – 1.0%
	Univision Communications, Inc.,
$4,524	4.452%, 3/31/17	4,552,251
10,000	4.75%, 3/1/20	10,071,250
		14,623,501
Total Senior Loans (cost-$113,359,278)		118,652,798

U.S. GOVERNMENT AGENCY SECURITIES (i) (k) – 4.1%

Fannie Mae – 3.7%
24,975	5.716%, 7/25/41, CMO, IO	3,538,790
35,669	5.866%, 10/25/40, CMO, IO	4,996,158
2,588	6.096%, 1/25/38, CMO, IO	359,885
1,338	6.146%, 12/25/37, CMO, IO	173,959
2,741	6.196%, 12/25/37, CMO, IO	416,322
744	6.206%, 6/25/37, CMO, IO	63,556
77,312	6.236%, 3/25/37-4/25/37, CMO, IO	13,556,816
2,743	6.246%, 4/25/37, CMO, IO	427,996
703	6.296%, 2/25/37, CMO, IO	108,585
2,190	6.316%, 9/25/37, CMO, IO	377,410
74,155	6.356%, 6/25/41, CMO, IO	12,738,620
518	6.396%, 11/25/35, CMO, IO	83,440
718	6.446%, 11/25/36, CMO, IO	110,554
2,544	6.516%, 6/25/37, CMO, IO	466,643

PIMCO Dynamic Income Fund
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20	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Dynamic Income Fund Schedule of Investments

March 31, 2013 (continued)

Principal Amount (000s)		Value

Fannie Mae (continued)
$6,230	6.546%, 10/25/35, CMO, IO	$973,399
5,606	6.566%, 5/25/37, CMO, IO	1,075,336
6,417	6.596%, 11/25/36, CMO, IO	1,224,165
6,585	6.776%, 3/25/38, CMO, IO	1,504,629
5,161	6.796%, 2/25/38, CMO, IO	909,424
4,677	6.896%, 6/25/23, CMO, IO	845,158
5,985	11.916%, 1/25/41, CMO (b)	7,302,527
		51,253,372
Freddie Mac – 0.4%
1,100	6.207%, 5/15/37, CMO, IO	172,022
7,560	6.267%, 7/15/36, CMO, IO	1,201,199
3,029	6.377%, 9/15/36, CMO, IO	420,567
7,315	6.497%, 4/15/36, CMO, IO	1,031,770
5,173	7.577%, 9/15/36, CMO, IO	1,382,651
602	13.939%, 9/15/41, CMO (b)	727,701
733	16.367%, 9/15/34, CMO (b)	950,879
		5,886,789
Total U.S. Government Agency Securities (cost-$58,505,436)		57,140,161

U.S. TREASURY OBLIGATIONS – 2.0%

U.S. Treasury Notes – 2.0%
4,100	0.25%, 1/31/14	4,104,006
700	0.25%, 2/28/14	700,684
800	0.50%, 11/15/13	801,969
2,675	0.75%, 12/15/13 (h)	2,686,703
64	1.00%, 1/15/14	64,440
18,900	1.25%, 2/15/14 (i)	19,082,366
Total U.S. Treasury Obligations (cost-$27,432,723)		27,440,168

Shares

CONVERTIBLE PREFERRED STOCK – 0.9%

Aerospace & Defense – 0.3%
70,000	United Technologies Corp., 7.50%, 8/1/15	4,189,500
Electric Utilities – 0.6%
151,700	PPL Corp., 8.75%, 5/1/14	8,457,275
Total Convertible Preferred Stock (cost-$11,480,278)		12,646,775

Principal Amount (000s)
SHORT-TERM INVESTMENTS – 7.8%

U.S. Treasury Obligations (h) (l) – 4.2%
$30,846	U.S. Treasury Bills, 0.068%-0.183%, 4/18/13-1/9/14 (i)	30,824,404
27,012	U.S. Treasury Cash Management Bills, 0.101%-0.112%, 4/15/13	27,010,871
Total U.S. Treasury Obligations (cost-$57,831,269)		57,835,275

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	21

PIMCO Dynamic Income Fund Schedule of Investments

March 31, 2013 (continued)

Principal Amount (000s)		Value

Repurchase Agreements – 3.6%
$6,100	Banc of America Securities LLC, dated 3/28/13, 0.21%, due 4/1/13, proceeds $6,100,142; collateralized by U.S. Treasury Notes, 0.625%, due 5/31/17, valued at $6,236,695 including accrued interest	$6,100,000
44,300	Bank of Nova Scotia, dated 3/28/13, 0.22%, due 4/1/13, proceeds $44,301,083; collateralized by U.S. Treasury Notes, 0.25%, due 8/31/14, valued at $45,221,823 including accrued interest	44,300,000
Total Repurchase Agreements (cost-$50,400,000)		50,400,000
Total Short-Term Investments (cost-$108,231,269)		108,235,275
Total Investments (cost-$2,357,955,204) – 188.7%		2,629,467,318
Liabilities in excess of other assets – (88.7)%		(1,236,368,640)
Net Assets – 100.0%		$1,393,098,678

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
22	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Dynamic Income Fund

Notes to Schedule of Investments

March 31, 2013

(a)					Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $775,521,711, representing 55.7% of net assets.
(b)					Illiquid.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on March 31, 2013.

(d)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)					In default.
(f)					Fair-Valued–Securities with an aggregate value of $155,644,290, representing 11.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(g)					Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.
(h)					All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(i)					All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(j)					Restricted. The aggregate acquisition cost of such securities is $50,027,002. The aggregate value is $52,789,282, representing 3.8% of net assets.
(k)					Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2013.
(l)					Rates reflect the effective yields at purchase date.
(m)					Credit default swap agreements outstanding at March 31, 2013:

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Value (2)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Bank of America: Nokia Oyj	€2,000	5.40%	6/20/17	5.00%	$(32,465)	$(250,220)	$217,755
Credit Suisse First Boston: JC Penney Corp., Inc.	$1,500	8.70%	3/20/18	5.00%	(201,878)	(270,000)	68,122
Markit ABX.HE Index 6-2	37,948	†	5/25/46	0.17%	(33,389,376)	(33,726,284)	336,908
Nokia Oyj	€3,000	5.40%	6/20/17	5.00%	(48,698)	(568,125)	519,427
Nokia Oyj	2,000	5.61%	9/20/17	5.00%	(54,581)	(431,885)	377,304
Goldman Sachs:
Markit ABX.HE Index 6-1	$14,598	†	7/25/45	0.54%	(12,649,859)	(12,718,417)	68,558
Morgan Stanley:
JC Penney Corp., Inc.	5,000	8.21%	6/20/17	5.00%	(526,107)	(400,000)	(126,107)
JC Penney Corp., Inc.	5,000	8.40%	9/20/17	5.00%	(578,567)	(412,500)	(166,067)
					$(47,481,531)	$(48,777,431)	$1,295,900

†					Credit Spread not quoted for asset-backed securities.
(1)

This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	23

PIMCO Dynamic Income Fund
Notes to Schedule of Investments

March 31, 2013 (continued)

(2)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at March 31, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(n)	Interest rate swap agreements outstanding at March 31, 2013:

Centrally cleared swap agreements:

Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston (CME)	$200,000	6/19/20	3-Month
USD-LIBOR	1.25%	$(3,818,118)	$(103,118)
Credit Suisse First Boston (CME)	134,000	6/20/22	4.00%	3-Month
USD-LIBOR	(26,342,449)	(125,984)
Credit Suisse
First Boston (CME)	184,000	3/20/43	2.75%	3-Month USD-LIBOR	9,295,968	5,608,445
$(20,864,599)	$5,379,343

(o)	Forward foreign currency contracts outstanding at March 31, 2013:

Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
106,000 British Pound settling 4/2/13	Deutsche Bank	$159,875	$161,062	$1,187
112,000 British Pound settling 5/2/13	Deutsche Bank	170,112	170,151	39
109,513,000 Euro settling 4/2/13	Bank of America	140,997,988	140,379,326	(618,662)
140,000 Euro settling 5/2/13	Deutsche Bank	179,640	179,493	(147)
203,000 Euro settling 6/17/13	Deutsche Bank	264,345	260,356	(3,989)
1,236,000 Euro settling 6/17/13	Morgan Stanley	1,614,942	1,585,220	(29,722)
Sold:
67,542,000 British Pound settling 4/2/13	Bank of America	102,393,672	102,626,673	(233,001)
7,336,000 British Pound settling 5/2/13	Barclays Bank	11,114,150	11,144,910	(30,760)
19,847,000 British Pound settling 4/2/13	Royal Bank of Canada	30,124,519	30,156,519	(32,000)
87,283,000 British Pound settling 5/2/13	UBS	131,862,443	132,601,036	(738,593)
109,513,000 Euro settling 5/2/13	Bank of America	141,027,885	140,405,791	622,094
1,938,000 Euro settling 6/17/13	Royal Bank of Canada	2,511,125	2,485,564	25,561
109,513,000 Euro settling 4/2/13	Royal Bank of Scotland	142,326,051	140,379,325	1,946,726
$908,733

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
24	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Dynamic Income Fund
Notes to Schedule of Investments

March 31, 2013 (continued)

(p)

At March 31, 2013, the Fund held $1,265,000 in cash as collateral and pledged cash collateral of $12,137,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Cash collateral of $405,000 was segregated in the Fund’s name, at a third party, but cannot be invested by the Fund.

(q)	Open reverse repurchase agreements at March 31, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Bank of America	1.35%	3/19/13	4/19/13	$19,416,461	$19,407,000
	1.35	3/21/13	4/19/13	6,234,842	6,232,000
Barclays Bank	0.28	1/29/13	4/2/13	8,298,695	8,294,585
	0.31	3/28/13	7/3/13	8,409,727	8,409,727
	0.40	3/28/13	4/29/13	3,729,966	3,729,801
	0.46	3/12/13	4/11/13	637,163	637,000
	0.65	2/6/13	5/3/13	9,315,073	9,306,000
	0.65	2/27/13	2/25/15	4,946,946	4,944,000
	0.70	1/4/13	4/4/13	2,482,192	2,478,000
	0.702	3/12/13	4/11/13	43,463,943	43,447,000
	0.71	3/20/13	4/4/13	2,559,606	2,559,000
	0.71	3/20/13	6/21/13	30,860,301	30,853,000
	0.71	3/25/13	6/25/13	30,122,158	30,118,000
	0.71	3/28/13	6/21/13	1,633,000	1,633,000
	0.75	1/4/13	4/4/13	36,659,325	36,593,000
	0.75	2/27/13	5/28/13	33,215,820	33,193,000
	1.00	2/26/13	4/22/13	14,597,861	14,584,370
	1.10	3/20/13	4/16/13	11,706,291	11,702,000
	1.151	1/25/13	4/26/13	44,667,056	44,573,000
	1.53	3/8/13	6/7/13	6,368,489	6,362,000
	1.53	3/19/13	6/19/13	5,655,123	5,652,000
	1.53	3/20/13	6/18/13	12,806,528	12,800,000
	1.534	3/5/13	6/5/13	5,754,613	5,748,000
	1.534	3/22/13	6/24/13	10,702,559	10,698,000
	1.548	2/1/13	5/1/13	2,875,276	2,868,000
	1.551	1/24/13	4/26/13	9,062,083	9,036,000
Citigroup	0.954	3/28/13	5/2/13	6,573,697	6,573,000
Credit Suisse	0.50	3/19/13	6/14/13	22,065,983	22,062,000
	0.60	3/18/13	4/18/13	5,027,469	5,026,291
	1.25	3/18/13	4/18/13	4,516,163	4,513,969
	1.60	2/4/13	4/3/13	63,888,617	63,730,000
	1.60	2/7/13	4/5/13	11,801,734	11,774,000
	1.60	2/13/13	4/12/13	7,027,649	7,013,000
	1.60	2/21/13	4/19/13	44,546,080	44,469,000
	1.60	3/15/13	5/16/13	8,606,498	8,600,000
	1.60	3/18/13	5/17/13	50,928,669	50,897,000
	1.60	3/22/13	5/23/13	23,163,290	23,153,000
	1.60	3/25/13	5/28/13	5,015,560	5,014,000
	1.60	3/28/13	5/30/13	12,808,277	12,806,000
Deutsche Bank	(1.00)	3/25/13	12/31/13	1,660,677	1,661,000
	(0.50)	6/29/12	6/28/14	5,053,554	5,073,000
	0.68	2/28/13	5/30/13	3,835,317	3,833,000
	0.68	3/25/13	6/28/13	19,738,610	19,736,000

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	25

PIMCO Dynamic Income Fund
Notes to Schedule of Investments

March 31, 2013 (continued)

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal

	0.68%	3/28/13	7/3/13	$40,670,000	$40,670,000
	0.75	1/2/13	4/2/13	43,582,660	43,502,000
	0.75	1/4/13	4/3/13	9,105,474	9,089,000
JPMorgan Chase	1.501	1/25/13	4/25/13	43,778,140	43,658,000
Morgan Stanley	1.15	3/5/13	5/7/13	19,069,433	19,053,000
Royal Bank of Canada	0.45	3/13/13	6/14/13	9,373,226	9,371,000
	1.28	3/11/13	6/11/13	15,751,753	15,740,000
	1.287	2/27/13	5/29/13	16,875,886	16,856,000
	1.292	2/8/13	5/9/13	63,946,069	63,826,000
	1.292	2/11/13	5/9/13	7,745,059	7,731,000
	1.293	2/7/13	5/6/13	15,676,785	15,647,000
	1.302	1/29/13	4/29/13	17,489,129	17,450,000
	1.305	1/9/13	4/9/13	38,214,256	38,101,001
	2.292	2/14/13	5/14/14	17,595,383	17,544,000
	2.31	2/14/13	5/14/14	46,239,561	46,076,000
Royal Bank of Scotland	1.203	3/15/13	4/16/13	10,486,954	10,481,000
	1.204	3/27/13	4/22/13	12,453,082	12,451,000
	1.204	3/27/13	4/26/13	9,879,652	9,878,000
	1.553	3/15/13	4/16/13	31,106,796	31,084,000
	1.554	3/5/13	4/4/13	8,189,534	8,180,000
	1.554	3/28/13	4/25/13	11,259,944	11,258,000
	1.637	3/5/13	6/5/13	7,410,087	7,401,000
	1.653	1/18/13	4/15/13	5,307,732	5,290,000
UBS	0.60	1/23/13	4/23/13	43,904,474	43,853,333
	0.65	12/21/12	6/21/13	26,064,445	26,017,000
	0.70	1/23/13	4/23/13	12,361,018	12,344,223
	1.40	1/17/13	4/17/13	2,465,691	2,458,616
	1.40	1/17/13	4/17/13	4,641,703	4,628,384
	2.533	3/26/13	10/4/13	3,236,366	3,235,000
					$1,254,665,300

(r)

The weighted average daily balance of reverse repurchase agreements outstanding during the period ended March 31, 2013 was $960,032,356, at a weighted average interest rate of 1.20%. Total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at March 31, 2013 was $1,544,801,914.

At March 31, 2013, the Fund held U.S. Treasury Obligations and Mortgage-Backed Securities valued at $922,991 and $1,072,861, respectively, and $6,844,000 in cash as collateral for open reverse repurchase agreements. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
26	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Dynamic Income Fund

Notes to Schedule of Investments

March 31, 2013 (continued)

(s)	Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 3/31/13
Investments in Securities – Assets
Mortgage-Backed Securities	–	$1,423,365,144	$59,476,261	$1,482,841,405
Corporate Bonds & Notes	–	509,173,082	–	509,173,082
Asset-Backed Securities	–	259,277,804	54,059,850	313,337,654
Senior Loans:
Auto Components	–	–	12,078,543	12,078,543
Hotels/Gaming	–	–	16,530,000	16,530,000
Real Estate	–	–	42,108,179	42,108,179
All Other	–	47,936,076	–	47,936,076
U.S. Government Agency Securities	–	57,140,161	–	57,140,161
U.S. Treasury Obligations	–	27,440,168	–	27,440,168
Convertible Preferred Stock	$12,646,775	–	–	12,646,775
Short-Term Investments	–	108,235,275	–	108,235,275
12,646,775	2,432,567,710	184,252,833	2,629,467,318
Other Financial Instruments* – Assets
Credit Contracts	–	1,588,074	–	1,588,074
Foreign Exchange Contracts	–	2,595,607	–	2,595,607
Interest Rate Contracts	–	5,608,445	–	5,608,445
–	9,792,126	–	9,792,126
Other Financial Instruments* – Liabilities
Credit Contracts	–	(292,174)	–	(292,174)
Foreign Exchange Contracts	–	(1,686,874)	–	(1,686,874)
Interest Rate Contracts	–	(229,102)	–	(229,102)
–	(2,208,150)	–	(2,208,150)
Totals	$12,646,775	$2,440,151,686	$184,252,833	$2,637,051,294

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the period ended March 31, 2013, was as follows:

Beginning Balance 5/30/12**	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/13
Investments in Securities – Assets
Mortgage-Backed Securities	$–	$52,439,185	$(1,031,033)	$67,953	$419,039	$7,581,117	$–	$–	$59,476,261
Asset-Backed Securities	–	47,227,734	(2,781,436)	1,063,992	2,179,450	6,370,110	–	–	54,059,850
Senior Loans:
Auto Components	–	11,902,500	(99,958)	19,256	2,625	254,120	–	–	12,078,543
Hotels/Gaming	–	14,963,250	–	37,707	–	1,529,043	–	–	16,530,000
Real Estate	–	41,947,140	–	–	–	161,039	–	–	42,108,179
Totals	$–	$168,479,809	$(3,912,427)	$1,188,908	$2,601,114	$15,895,429	$–	$–	$184,252,833

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	27

PIMCO Dynamic Income Fund

Notes to Schedule of Investments

March 31, 2013 (continued)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at March 31, 2013.

	Ending Balance at 3/31/13	Valuation Technique Used		Unobservable Inputs	Input Values
Investments in Securities – Assets
Mortgage-Backed Securities	$59,007,734	Benchmarked Pricing		Security Price Reset	$59.71-$112.17
	468,527	Market Comparable Security		Security Price Reset	$5.22
Asset-Backed Securities	54,059,850	Benchmarked Pricing		Security Price Reset	$24.88-$38.99
Senior Loans	28,608,543	Benchmarked Pricing		Security Price Reset	$101.50-$108.75
	42,108,179	Third-Party Pricing Vendor		Single Broker Quote	$153.10-$153.31

*				Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**				Commencement of operations.

The net change in unrealized appreciation/depreciation of Level 3 investments held at March 31, 2013 was $15,895,429. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(t)				The following is a summary of the fair valuation of derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at March 31, 2013:

Location		Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps		$–	$1,588,074	$–	$1,588,074
Unrealized appreciation of forward foreign currency contracts		–	–	2,595,607	2,595,607
Total asset derivatives		$–	$1,588,074	$2,595,607	$4,183,681

Liability derivatives:
Unrealized depreciation of OTC swaps		$–	$(292,174)	$–	$(292,174)
Payable for variation margin on centrally cleared swaps***		(855,110)	–	–	(855,110)
Unrealized depreciation of forward foreign currency contracts		–	–	(1,686,874)	(1,686,874)
Total liability derivatives		$(855,110)	$(292,174)	$(1,686,874)	$(2,834,158)

***				Included in net unrealized appreciation of $5,379,343 on centrally cleared swaps as reported in (n) in the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the period ended March 31, 2013:

Location		Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Swaps		$3,359,094	$14,971,246	$–	$18,330,340
Foreign currency transactions (forward foreign currency contracts)		–	–	(1,768,098)	(1,768,098)
Total net realized gain (loss)		$3,359,094	$14,971,246	$(1,768,098)	$16,562,242

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28	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Dynamic Income Fund

Notes to Schedule of Investments

March 31, 2013 (continued)

Location			Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net change in unrealized appreciation/depreciation of:
Swaps			$5,379,343	$1,295,900	$–	$6,675,243
Foreign currency transactions (forward foreign currency contracts)			–	–	908,733	908,733
Total net change in unrealized appreciation/depreciation			$5,379,343	$1,295,900	$908,733	$7,583,976

The average volume (measured at each fiscal quarter-end) of derivative activity during the period ended March 31, 2013:

	Forward Foreign Currency Contracts (1)		Credit Default Swap Agreements (2)		Interest Rate Swap
	Purchased	Sold	Buy	Sell	Agreements (2)
	$47,920,664	$283,165,951	–	$130,916	$259,000
	–	–	–	€7,000	–

(1)				U.S. $ Value on origination date
(2)				Notional Amount (in thousands)

Glossary:

ABS	- Asset-Backed Securities
ABX.HE	- Asset-Backed Securities Index Home Equity
£	- British Pound
CDO	- Collateralized Debt Obligation
CME	- Chicago Mercantile Exchange
CMO	- Collateralized Mortgage Obligation
€	- Euro
FRN	- Floating Rate Note
IO	- Interest Only
LIBOR	- London Inter-Bank Offered Rate
MBIA	- insured by MBIA Insurance Corp.
OTC	- Over-the-Counter
PIK	- Payment-in-Kind

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
See accompanying Notes to Financial Statements. 3.31.13 | PIMCO High Income Fund Annual Report	29

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2013

Principal Amount (000s)		Value
MORTGAGE-BACKED SECURITIES – 61.9%

	Banc of America Funding Corp., CMO (k),
$248	0.423%, 7/20/36	$225,096
1,764	2.872%, 3/20/36	1,600,326
887	3.031%, 12/20/34	782,269
533	5.846%, 1/25/37	424,255
2,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.303%, 3/11/41 CMO (a) (d) (k)	1,492,614
8	Banc of America Mortgage Trust, 6.00%, 7/25/46 CMO	7,058
756	BCAP LLC Trust, 6.25%, 11/26/36 CMO (a) (d)	751,177
3,000	BCRR Trust, 5.858%, 7/17/40 CMO (a) (d) (k)	3,458,091
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (k),
422	2.821%, 3/25/35	394,741
1,178	3.018%, 2/25/34	1,169,353
732	5.385%, 7/25/36	576,651
	Bear Stearns ALT-A Trust, CMO (k),
506	2.68%, 4/25/35	426,084
216	2.835%, 11/25/35	165,830
336	2.926%, 9/25/35	284,708
	Bear Stearns Commercial Mortgage Securities Trust, CMO (k),
1,000	5.694%, 6/11/50 (i)	1,169,353
1,000	5.753%, 2/11/41 (a) (d)	850,795
1,300	5.953%, 3/13/40 (a) (d)	1,298,887
	Bear Stearns Structured Products, Inc. Trust, CMO (k),
1,600	2.618%, 1/26/36	1,255,749
538	2.735%, 12/26/46	373,526
1,295	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39 CMO (a) (b) (d) (j) (acquisition cost-$729,902; purchased 11/18/09)	823,545
€2,632	Celtic Residential Irish Mortgage Securitisation No. 9 PLC, 0.357%, 11/13/47 CMO (k)	2,650,398
£2,378	Celtic Residential Irish Mortgage Securitisation No. 11 PLC, 0.767%, 12/14/48 CMO (k)	2,807,949
$864	Charlotte Gateway Village LLC, 6.41%, 12/1/16 CMO (a) (b) (d) (f) (j) (acquisition cost-$916,382; purchased 1/9/06)	872,186
	Chevy Chase Funding LLC Mortgage-Backed Certificates, CMO (a) (d) (k),
306	0.504%, 8/25/35	263,534
19	0.544%, 10/25/34	16,608
1,415	Citigroup Mortgage Loan Trust, Inc., 2.989%, 3/25/37 CMO (k)	1,015,913
1,015	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.218%, 7/15/44 CMO (k)	1,028,253
760	Commercial Mortgage Trust, 5.908%, 7/10/46 CMO (a) (d) (k)	863,394
	Countrywide Alternative Loan Trust, CMO,
1,522	0.413%, 5/20/46 (k)	1,019,223
279	0.444%, 12/25/46 (k)	78,970
1,857	0.534%, 10/25/35 (k)	1,300,101
3,462	0.554%, 5/25/36 (k)	1,921,571
471	2.895%, 2/25/37 (k)	400,781
457	5.091%, 10/25/35 (k)	364,094
1,177	5.50%, 8/25/34	1,012,071
59	5.50%, 2/25/36	48,028
1,048	5.50%, 3/25/36	807,445
1,309	6.00%, 5/25/37	1,042,682
166	6.25%, 9/25/34	164,442
2,458	6.946%, 7/25/36 IO (k)	782,533
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
345	0.444%, 3/25/36 (k)	274,566

PIMCO Dynamic Income Fund
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30	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2013 (continued)

Principal Amount (000s)		Value

$2,205	0.524%, 3/25/35 (k)	$1,770,569
244	0.594%, 2/25/35 (k)	138,853
285	2.624%, 10/20/35 (k)	200,069
489	2.83%, 10/20/35 (k)	435,214
619	3.057%, 8/25/34 (k)	553,766
599	3.147%, 3/25/37 (k)	410,244
1,379	5.107%, 10/20/35 (k)	1,165,932
123	5.50%, 8/25/35	121,600
2,600	Credit Suisse First Boston Mortgage Securities Corp., 5.745%, 12/15/36 CMO (a) (d) (k)	2,429,504
	Credit Suisse Mortgage Capital Certificates, CMO,
900	5.467%, 9/18/39 (a) (d) (k)	1,009,652
432	6.00%, 11/25/36	441,212
2,000	6.024%, 2/15/41 (k)	2,358,662
864	First Horizon Alternative Mortgage Securities Trust, 2.328%, 11/25/36 CMO (k)	635,267
1,970	First Horizon Mortgage Pass-Through Trust, 2.576%, 1/25/37 CMO (k)	1,791,287
	GE Capital Commercial Mortgage Corp., CMO (k),
1,000	5.152%, 7/10/45 (a) (d)	955,598
1,000	5.205%, 5/10/43	992,817
333	GMACM Mortgage Loan Trust, 3.50%, 6/25/34 CMO (k)	330,954
730	GS Mortgage Securities Corp. II, 5.988%, 8/10/43 CMO (a) (d) (k)	790,740
	GSR Mortgage Loan Trust, CMO,
314	2.662%, 9/25/35 (k)	324,214
624	2.816%, 4/25/35 (k)	585,052
346	2.932%, 5/25/35 (k)	307,254
340	5.50%, 6/25/36	318,372
	Harborview Mortgage Loan Trust, CMO (k),
42	0.503%, 4/19/34	41,757
204	2.492%, 11/19/34	156,019
77	2.908%, 2/25/36	61,488
75	5.194%, 8/19/36	63,988
867	5.45%, 6/19/36	629,414
855	HSI Asset Loan Obligation Trust, 2.945%, 1/25/37 CMO (k)	661,683
2	Impac CMB Trust, 0.844%, 10/25/33 CMO (k)	1,989
	IndyMac Index Mortgage Loan Trust, CMO (k),
2,759	0.474%, 6/25/37	742,594
80	0.484%, 3/25/35	67,788
411	2.667%, 6/25/37	268,679
78	JPMorgan Alternative Loan Trust, 7.00%, 12/25/35 CMO	3,041
1,500	JPMorgan Chase Commercial Mortgage Securities Corp., 5.271%, 5/15/41 CMO (a) (d) (k)	1,147,215
	JPMorgan Mortgage Trust, CMO,
1,865	2.91%, 4/25/37 (k)	1,511,905
567	4.127%, 5/25/36 (k)	490,804
201	5.50%, 1/25/36	197,469
175	5.50%, 6/25/37	172,454
	Luminent Mortgage Trust, CMO (k),
1,310	0.374%, 12/25/36	959,959
1,244	0.404%, 10/25/46	1,055,146
	MASTR Adjustable Rate Mortgages Trust, CMO (k),
1,421	2.712%, 11/25/35 (a) (d)	914,040
378	3.147%, 10/25/34	334,886
413	Merrill Lynch Alternative Note Asset, 0.274%, 1/25/37 CMO (k)	170,995
269	Merrill Lynch Mortgage Investors Trust, 1.76%, 10/25/35 CMO (k)	266,097

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	31

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2013 (continued)

Principal Amount (000s)		Value

$1,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.378%, 8/12/48 CMO	$1,136,886
	Morgan Stanley Capital I, Inc., CMO,
500	5.21%, 11/14/42 (k)	408,838
100	5.379%, 8/13/42 (a) (d) (k)	56,975
1,415	5.569%, 12/15/44	1,586,863
1,200	Morgan Stanley Re-Remic Trust, zero coupon, 7/17/56 CMO, PO (a) (b) (d) (j) (acquisition cost-$1,113,694; purchased 4/6/11)	1,121,640
452	Opteum Mortgage Acceptance Corp., 0.474%, 7/25/36 CMO (k)	307,527
262	Provident Funding Mortgage Loan Trust, 2.926%, 10/25/35 CMO (k)	256,079
3,000	RBSCF Trust, 6.068%, 2/17/51 CMO (a) (d) (k)	3,188,663
2,595	RBSSP Resecuritization Trust, 5.00%, 9/26/36 CMO (a) (d)	1,240,014
	Residential Accredit Loans, Inc., CMO,
558	3.399%, 12/26/34 (k)	468,158
1,503	3.85%, 1/25/36 (k)	1,160,033
908	6.00%, 9/25/35	696,158
660	6.00%, 8/25/36	537,578
200	Residential Asset Mortgage Products, Inc., 7.50%, 12/25/31 CMO	209,258
	Structured Adjustable Rate Mortgage Loan Trust, CMO (k),
1,184	1.578%, 5/25/35	809,464
178	3.03%, 9/25/35	155,572
533	4.524%, 9/25/36	321,294
722	4.994%, 11/25/36	684,020
1,025	5.103%, 4/25/36	827,540
776	5.175%, 1/25/36	615,711
	Structured Asset Mortgage Investments II Trust, CMO (k),
655	0.434%, 2/25/36	456,642
551	0.484%, 2/25/36	385,367
319	Suntrust Adjustable Rate Mortgage Loan Trust, 3.038%, 1/25/37 CMO (k)	295,356
	Wachovia Bank Commercial Mortgage Trust, CMO,
532	4.982%, 2/15/35 (a) (d)	531,950
1,500	5.437%, 1/15/41 (a) (d) (k)	1,209,934
2,500	5.926%, 2/15/51 (k)	2,896,484
1,000	WaMu Commercial Mortgage Securities Trust, 6.135%, 3/23/45 CMO (a) (d) (k)	1,046,961
	WaMu Mortgage Pass-Through Certificates, CMO (k),
217	0.494%, 7/25/45	203,442
200	0.907%, 1/25/47	179,817
979	2.609%, 12/25/36	840,779
801	2.638%, 2/25/37	686,755
323	5.05%, 7/25/37	299,789
801	5.076%, 4/25/37	68,692
8	5.157%, 8/25/36	71
3,694	Washington Mutual Alternative Mortgage Pass-Through Certificates, 0.948%, 4/25/47 CMO (k)	583,402
990	Wells Fargo Mortgage-Backed Securities Trust, 6.00%, 3/25/37 CMO	970,917
1,000	WFDB Commercial Mortgage Trust, 6.403%, 7/5/24 CMO (a) (d)	1,030,002
Total Mortgage-Backed Securities (cost-$70,441,698)		91,725,723

CORPORATE BONDS & NOTES – 51.8%
Airlines – 3.1%
1,000	American Airlines, Inc., 10.50%, 10/15/12 (e)	1,192,500
652	Northwest Airlines, Inc., 1.039%, 11/20/15 (MBIA) (i) (k)	645,697

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
32	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2013 (continued)

Principal Amount (000s)		Value

Airlines (continued)
	United Air Lines Pass-Through Trust (i),
$1,844	6.636%, 1/2/24	$2,002,914
636	10.40%, 5/1/18	731,128
		4,572,239
Banking – 11.0%
	Ally Financial, Inc.,
31	6.00%, 3/15/19	31,029
9	6.10%, 9/15/19	9,104
45	6.15%, 3/15/16	44,956
60	6.25%, 4/15/19	60,003
98	6.30%, 8/15/19	98,040
17	6.35%, 4/15/16-4/15/19	16,997
23	6.50%, 10/15/16	23,077
10	6.55%, 12/15/19	9,981
12	6.60%, 8/15/16	11,987
39	6.65%, 6/15/18-10/15/18	39,096
29	6.70%, 6/15/18	29,055
126	6.75%, 8/15/16-6/15/19	125,970
74	6.85%, 4/15/16-5/15/18	74,056
20	6.875%, 8/15/16-7/15/18	19,953
85	6.90%, 6/15/17-8/15/18	84,996
8	6.95%, 6/15/17	7,998
278	7.00%, 1/15/17-8/15/18	278,038
227	7.05%, 3/15/18-4/15/18	227,305
80	7.15%, 9/15/18	79,966
15	7.20%, 10/15/17	15,001
679	7.25%, 9/15/17-9/15/18	680,372
199	7.30%, 1/15/18	198,211
57	7.35%, 4/15/18	57,023
2	7.375%, 4/15/18	2,007
55	7.40%, 12/15/17	55,140
110	7.50%, 6/15/16-12/15/17	110,710
4	7.55%, 5/15/16	4,009
12	7.75%, 10/15/17	12,044
46	8.00%, 11/15/17	46,111
2	8.125%, 11/15/17	1,996
326	9.00%, 7/15/20	325,998
£100	Barclays Bank PLC, 14.00%, 6/15/19 (g)	205,487
€150	BPCE S.A., 9.25%, 4/22/15 (g)	199,969
$1,300	CIT Group, Inc., 5.25%, 4/1/14 (a) (d) (i)	1,353,625
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (i),
€1,000	6.875%, 3/19/20	1,442,726
$1,600	11.00%, 6/30/19 (a) (b) (d) (g) (j) (acquisition cost-$1,600,000; purchased 5/29/09)	2,153,326
	Credit Agricole S.A. (g),
£450	5.136%, 2/24/16	634,522
200	7.589%, 1/30/20	299,484
200	8.125%, 10/26/19	313,941
$2,800	Discover Bank, 7.00%, 4/15/20 (i)	3,492,308
£600	LBG Capital No. 1 PLC, 7.588%, 5/12/20	941,299
100	LBG Capital No. 2 PLC, 15.00%, 12/21/19	218,804
$2,000	Regions Financial Corp., 7.75%, 11/10/14 (i)	2,205,806
		16,241,526

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	33

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2013 (continued)

Principal Amount (000s)		Value

Building Materials – 0.1%
$100	Corp. GEO S.A.B. de C.V., 9.25%, 6/30/20 (a) (d)	$87,500
Chemicals – 0.4%
600	Ineos Finance PLC, 7.50%, 5/1/20 (a) (d) (i)	656,250
Coal – 1.2%
800	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a) (d) (i)	808,000
	Mongolian Mining Corp.,
700	8.875%, 3/29/17 (i)	721,000
200	8.875%, 3/29/17 (a) (d)	206,000
		1,735,000
Commercial Services – 1.2%
1,500	PHH Corp., 9.25%, 3/1/16 (i)	1,758,750
Diversified Financial Services – 11.3%
1,000	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a) (d) (i)	815,000
2,700	C10 Capital SPV Ltd., 6.722%, 12/31/16 (i)	2,416,500
	Ford Motor Credit Co. LLC (i),
400	8.00%, 6/1/14	430,429
3,850	8.00%, 12/15/16	4,625,798
1,000	HSBC Finance Corp., 6.676%, 1/15/21 (i)	1,185,843
3,000	International Lease Finance Corp., 6.625%, 11/15/13 (i)	3,097,500
	SLM Corp.,
200	4.028%, 2/1/14 (k)	204,098
1,000	8.00%, 3/25/20 (i)	1,163,750
1,250	8.45%, 6/15/18 (i)	1,487,500
	Springleaf Finance Corp.,
900	6.50%, 9/15/17 (i)	900,000
200	6.90%, 12/15/17	202,750
1,549	Toll Road Investors Partnership II L.P., zero coupon, 2/15/45 (MBIA) (a) (b) (d) (j) (acquisition cost-$253,622; purchased 11/20/12)	271,079
		16,800,247
Electric Utilities – 0.4%
500	Energy Future Intermediate Holding Co. LLC, 10.00%, 12/1/20 (a) (d) (i)	565,000
Engineering & Construction – 1.5%
2,140	Alion Science and Technology Corp., 12.00%, 11/1/14 PIK (i)	2,199,056
Household Products/Wares – 0.1%
100	Armored Autogroup, Inc., 9.25%, 11/1/18	89,750
Insurance – 6.3%
	American International Group, Inc. (i),
4,565	5.60%, 10/18/16	5,192,272
1,350	6.25%, 5/1/36	1,693,941
1,100	6.40%, 12/15/20	1,365,206
1,000	Stone Street Trust, 5.902%, 12/15/15 (a) (d) (i)	1,087,559
		9,338,978
Miscellaneous Manufacturing – 0.4%
900	Colt Defense LLC, 8.75%, 11/15/17 (i)	607,500
Oil & Gas – 7.0%
2,900	BP Capital Markets PLC, 4.75%, 3/10/19 (i)	3,365,392
357	Global Geophysical Services, Inc., 10.50%, 5/1/17 (i)	311,482

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
34	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2013 (continued)

Principal Amount (000s)		Value

Oil & Gas (continued)
$950	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a) (d) (i)	$1,049,750
	OGX Austria GmbH (a) (d) (i),
2,050	8.375%, 4/1/22	1,552,875
1,400	8.50%, 6/1/18	1,099,000
3,000	Quicksilver Resources, Inc., 11.75%, 1/1/16 (i)	3,075,000
		10,453,499
Paper & Forest Products – 0.0%
30	Millar Western Forest Products Ltd., 8.50%, 4/1/21	30,150
Pharmaceuticals – 0.1%
200	Lantheus Medical Imaging, Inc., 9.75%, 5/15/17 (i)	199,500
Pipelines – 1.4%
	NGPL PipeCo LLC (a) (d),
100	7.768%, 12/15/37	102,000
1,500	9.625%, 6/1/19 (i)	1,687,500
400	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a) (d) (i)	364,000
		2,153,500
Real Estate Investment Trust – 1.7%
2,000	SL Green Realty Corp., 7.75%, 3/15/20 (i)	2,459,964
Retail – 2.0%
£100	Aston Martin Capital Ltd., 9.25%, 7/15/18	154,984
$2,407	CVS Pass-Through Trust, 5.88%, 1/10/28 (i)	2,799,027
		2,954,011
Telecommunications – 1.4%
2,000	Wind Acquisition Finance S.A., 11.75%, 7/15/17 (a) (d) (i)	2,130,000
Transportation – 1.2%
600	Aeropuertos Dominicanos Siglo XXI S.A., 9.25%, 11/13/19 (a) (d) (i)	655,500
1,075	Navios Maritime Holdings, Inc., 8.875%, 11/1/17 (i)	1,103,219
30	Western Express, Inc., 12.50%, 4/15/15 (a) (d)	22,050
		1,780,769
Total Corporate Bonds & Notes (cost-$67,151,531)		76,813,189

U.S. GOVERNMENT AGENCY SECURITIES – 18.4%

Fannie Mae – 17.7%
2,300	4.50%, 9/1/25-7/1/41, MBS (i)	2,485,181
15,539	5.50%, 6/1/38, MBS (i)	16,951,868
1,630	5.846%, 3/25/37, CMO, IO (b) (i) (k)	241,477
1,567	5.946%, 11/25/39, CMO, IO (b) (i) (k)	245,157
3,950	6.00%, 8/1/34-11/1/36, MBS (i)	4,403,240
1,578	6.176%, 3/25/37, CMO, IO (b) (i) (k)	242,993
1,467	6.236%, 4/25/37, CMO, IO (i) (k)	262,919
1,583	6.996%, 2/25/37, CMO, IO (b) (i) (k)	249,036
179	7.00%, 12/25/23, CMO	216,696
111	7.50%, 6/1/32, MBS (i)	130,111
13	7.80%, 6/25/26, ABS (k)	12,538
147	8.679%, 12/25/42, CMO (i) (k)	172,505
408	13.894%, 8/25/22, CMO (b) (i) (k)	547,299
		26,161,020

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	35

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2013 (continued)

Principal Amount (000s)		Value

Freddie Mac – 0.7%
$2,285	6.237%, 3/15/37, CMO, IO (b) (i) (k)	$335,585
1,505	6.367%, 9/15/36, CMO, IO (b) (i) (k)	276,873
2,939	6.377%, 9/15/36, CMO, IO (i) (k)	408,053
16	7.00%, 8/15/23, CMO	18,686
		1,039,197
Total U.S. Government Agency Securities (cost-$26,787,249)		27,200,217

ASSET-BACKED SECURITIES – 10.5%
177	Aircraft Certificate Owner Trust, 6.455%, 9/20/22 (a) (d)	180,001
180	Ameriquest Mortgage Securities, Inc., 5.829%, 2/25/33 (k)	11,101
379	Bayview Financial Asset Trust, 1.154%, 12/25/39 (a) (d) (k)	305,003
890	Bear Stearns Asset-Backed Securities Trust, 6.50%, 8/25/36	721,016
1,526	Bombardier Capital Mortgage Securitization Corp. Trust, 7.83%, 6/15/30 (k)	1,000,661
100	Carrington Mortgage Loan Trust, 0.354%, 8/25/36 (k)	55,659
236	Centex Home Equity, 0.654%, 6/25/35 (k)	189,490
	Citigroup Mortgage Loan Trust, Inc.,
304	0.364%, 1/25/37 (k)	162,220
945	5.972%, 1/25/37	634,856
526	Conseco Finance Securitizations Corp., 7.96%, 5/1/31	445,409
	Countrywide Asset-Backed Certificates (k),
245	0.354%, 1/25/37	211,549
44	0.754%, 9/25/34 (a) (d)	37,253
147	Denver Arena Trust, 6.94%, 11/15/19 (a) (b) (d) (j) (acquisition cost-$119,124; purchased 9/24/09)	152,202
1,108	EMC Mortgage Loan Trust, 0.674%, 5/25/39 (a) (d) (k)	1,020,601
2,472	Legg Mason MTG Capital Corp, 7.11%, 3/10/21 (a) (b) (f) (j) (acquisition cost-$2,367,240; purchased 1/29/13)	2,386,687
	Lehman XS Trust,
625	5.42%, 11/25/35	619,338
643	5.72%, 5/25/37	558,895
395	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	396,596
185	Morgan Stanley ABS Capital I, Inc. Trust, 0.264%, 5/25/37 (k)	99,111
96	Quest Trust, 0.324%, 8/25/36 (a) (d) (k)	92,429
	Residential Asset Mortgage Products, Inc. (k),
90	0.884%, 3/25/33	75,977
136	5.572%, 6/25/32	119,819
68	Residential Funding Mortgage Securities I, 0.654%, 6/25/33 (a) (d) (k)	66,530
244	Soundview Home Equity Loan Trust, 0.264%, 11/25/36 (a) (d) (k)	93,180
	South Coast Funding VII Ltd. (a) (d) (f) (k),
17,529	0.565%, 1/6/41	4,399,006
598	0.565%, 1/6/41 (b) (j) (acquisition cost-$118,019; purchased 11/8/12)	148,650
24	0.565%, 1/6/41 (b) (j) (acquisition cost-$5,210; purchased 8/16/12)	6,099
	Structured Asset Securities Corp. (k),
690	0.354%, 5/25/36	634,866
824	0.504%, 6/25/35	718,322
143	Washington Mutual Asset-Backed Certificates, 0.264%, 10/25/36 (k)	57,054
Total Asset-Backed Securities (cost-$13,768,306)		15,599,580

PIMCO Dynamic Income Fund
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36	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2013 (continued)

Principal Amount (000s)		Value

SENIOR LOANS (a) (c) – 4.5%

Electric Utilities – 0.2%
$478	Texas Competitive Electric Holdings Co. LLC, 4.702%-4.792%, 10/10/17	$340,785
Financial Services – 3.4%
5,000	Springleaf Finance Corp., 5.50%, 5/10/17	5,041,405
Hotels/Gaming – 0.9%
1,200	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (b) (j) (acquisition cost-$1,148,250; purchased 5/1/12– 7/10/12)	1,305,000
Total Senior Loans (cost-$6,309,656)		6,687,190

U.S. TREASURY OBLIGATIONS – 4.4%

U.S. Treasury Notes – 4.4%
1,100	0.25%, 1/31/14 (h)	1,101,075
3,600	0.25%, 3/31/14	3,603,236
1,000	1.00%, 1/15/14 (h)	1,006,875
845	2.375%, 8/31/14 (h)	870,878
Total U.S. Treasury Obligations (cost-$6,579,666)		6,582,064

MUNICIPAL BONDS – 1.1%

West Virginia – 1.1%
1,860	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost-$1,751,269)	1,603,339

Shares

CONVERTIBLE PREFERRED STOCK – 0.3%

Electric Utilities – 0.3%
8,600	PPL Corp., 9.50%, 7/1/13 (cost-$430,000)	471,280

Units

WARRANTS – 0.0%

Engineering & Construction – 0.0%
1,975	Alion Science and Technology Corp., expires 11/1/14 (a) (d) (m) (cost-$20)	20

Principal Amount (000s)

SHORT-TERM INVESTMENTS – 4.9%

U.S. Treasury Obligations (h) (l) – 3.6%
$2,991	U.S. Treasury Bills, 0.068%-0.183%, 4/18/13-1/9/14	2,989,972
2,272	U.S. Treasury Cash Management Bills, 0.101%-0.112%, 4/15/13	2,271,906
Total U.S. Treasury Obligations (cost-$5,261,627)		5,261,878
U.S. Government Agency Securities (l) – 1.1%
1,600	Federal Home Loan Bank Discount Notes, 0.183%, 5/8/13-5/10/13 (cost-$1,599,693)	1,599,693

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	37

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2013 (continued)

Principal Amount (000s)		Value

Repurchase Agreements – 0.2%
$360	State Street Bank and Trust Co., dated 3/28/13, 0.01%, due 4/1/13, proceeds $360,000; collateralized by Fannie Mae, 2.17%, due 11/7/22, valued at $370,533 including accrued interest (cost-$360,000)	$360,000
Total Short-Term Investments (cost-$7,221,320)		7,221,571

Contracts

OPTIONS PURCHASED – 0.1%

Put Options – 0.1%
183	S&P 500 Index Futures (CME), strike price $1,475, expires 4/19/13 (m) (cost-$229,220)	107,512
Total Investments, before options written and securities sold short (cost-$200,669,935) – 157.9%		234,011,685

OPTIONS WRITTEN – (0.6)%

Call Options – (0.6)%
183	S&P 500 Index Futures (CME), strike price $1,555, expires 4/19/13 (m) (premiums received-$900,805)	(974,475)

Principal Amount (000s)

SECURITIES SOLD SHORT – (3.7)%

U.S. Government Agency Securities – (3.7)%
$5,000	Fannie Mae, 6.00%, MBS, TBA, 30 Year (proceeds received-$5,477,344)	(5,477,345)
Total Investments, net of options written and securities sold short (cost-$194,291,786) – 153.6%		227,559,865
Other liabilities in excess of other assets – (53.6)%		(79,389,904)
Net Assets – 100.0%		$148,169,961

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
38	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Global StocksPLUS® & Income Fund
Notes to Schedule of Investments

March 31, 2013

(a)					Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $59,604,584, representing 40.2% of net assets.
(b)					Illiquid.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on March 31, 2013.

(d)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)					In default.
(f)					Fair-Valued–Securities with an aggregate value of $7,812,628, representing 5.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(g)					Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.
(h)					All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(i)					All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(j)					Restricted. The aggregate acquisition cost of such securities is $8,371,443. The aggregate value is $9,240,414, representing 6.2% of net assets.
(k)					Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2013.
(l)					Rates reflect the effective yields at purchase date.
(m)					Non-income producing.
(n)					Futures contracts outstanding at March 31, 2013:

	Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long:	E-mini S&P 500 Index	357	$27,894	6/21/13	$311,234
	S&P 500 Index	135	52,741	6/20/13	616,964
$928,198

(o)					Transactions in options written for the year ended March 31, 2013:

				Contracts	Premiums
Options outstanding, March 31, 2012				181	$995,035
Options written				2,139	12,043,378
Options terminated in closing transactions				(1,416)	(8,237,686)
Options expired				(721)	(3,899,922)
Options outstanding, March 31, 2013				183	$900,805

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	39

PIMCO Global StocksPLUS® & Income Fund
Notes to Schedule of Investments

March 31, 2013 (continued)

(p)							Credit default swap agreements outstanding at March 31, 2013:

OTC buy protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Made	Value (2)	Upfront Premiums Paid	Unrealized Appreciation
Citigroup:
CIFC	$1,000	†	10/20/20	(2.15)%	$78,350	$–	$78,350
Goldman Sachs:
CIFC	478	†	10/20/20	(4.50)%	91,389	–	91,389
TELOS	1,500	†	10/11/21	(5.00)%	255,892	–	255,892
JPMorgan Chase:
IndyMac Home Equity Loan	1,048	†	6/25/30	(0.45)%	175,642	–	175,642
					$601,273	$–	$601,273

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Value (2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
Long Beach Mortgage Loan Trust	$557	†	7/25/33	6.25%	$(384,625)	$–	$(384,625)
SLM	500	0.40%	12/20/13	5.00%	18,142	(70,000)	88,142
Citigroup:
SLM	900	0.40%	12/20/13	5.00%	32,655	(141,750)	174,405
SLM	1,800	0.40%	12/20/13	5.00%	65,310	155,594	(90,284)
Deutsche Bank:
SLM	700	0.40%	12/20/13	5.00%	25,399	(98,000)	123,399
Morgan Stanley:
IndyMac Home Equity Loan	1,048	†	6/25/30	1.82%	(157,032)	–	(157,032)
Morgan Stanley Dean Witter	156	†	8/25/32	3.23%	(56,898)	(2,931)	(53,967)
Royal Bank of Scotland:
Markit ABX.HE AA 06-1	3,024	†	7/25/45	0.32%	(926,591)	(1,780,181)	853,590
Markit ABX.HE AAA 07-1	2,856	†	8/25/37	0.09%	(1,019,438)	(1,413,854)	394,416
UBS:
JC Penney Corp., Inc.	1,000	8.40%	9/20/17	5.00%	(115,713)	(130,000)	14,287
					$(2,518,791)	$(3,481,122)	$962,331

†							Credit Spread not quoted for asset-backed securities.
(1)

This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at March 31, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
40	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Global StocksPLUS® & Income Fund
Notes to Schedule of Investments

March 31, 2013 (continued)

(q)	Interest rate swap agreements outstanding at March 31, 2013:

Centrally cleared swap agreements:

Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley (CME)	$200,000	12/21/41	3-Month USD-LIBOR	2.85%	$(3,924,388)	$(3,430,110)
Morgan Stanley (CME)	228,000	12/18/43	2.75%	3-Month USD-LIBOR	16,149,990	4,399,990
$12,225,602	$969,880

(r)	OTC total return swap agreements outstanding at March 31, 2013:

Pay/Receive Total Return on Reference Index	Index	# of Units	Floating Rate*	Notional Amount (000s)	Maturity Date	Counterparty	Unrealized Appreciation
Receive	MSCI Daily Total Return EAFE	16,105	1-Month USD-LIBOR less 0.05%	$70,030	3/31/14	Credit Suisse First Boston	$579,180

*	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of units disclosed.

(s)	Forward foreign currency contracts outstanding at March 31, 2013:

Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
129,000 Australian Dollar settling 4/4/13	JPMorgan Chase	$132,573	$134,298	$1,725
98,000 Euro settling 4/2/13	Morgan Stanley	127,980	125,621	(2,359)
1,483,000 Hong Kong Dollar settling 4/22/13	HSBC Bank	191,363	191,065	(298)
13,045,000 Japanese Yen settling 4/17/13	Barclays Bank	146,556	138,592	(7,964)
13,045,000 Japanese Yen settling 4/17/13	UBS	146,325	138,592	(7,733)
121,000 Swiss Franc settling 5/15/13	Barclays Bank	131,957	127,529	(4,428)
Sold:
2,990,000 British Pound settling 4/2/13	Deutsche Bank	4,514,170	4,543,154	(28,984)
382,000 British Pound settling 4/2/13	Morgan Stanley	573,640	580,430	(6,790)
3,372,000 British Pound settling 5/2/13	UBS	5,094,235	5,122,769	(28,534)
1,673,000 Euro settling 5/2/13	Barclays Bank	2,146,369	2,144,941	1,428
1,561,000 Euro settling 4/2/13	Citigroup	2,045,085	2,000,969	44,116
210,000 Euro settling 4/2/13	Morgan Stanley	273,452	269,189	4,263
$(35,558)

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	41

PIMCO Global StocksPLUS® & Income Fund
Notes to Schedule of Investments

March 31, 2013 (continued)

(t)

At March 31, 2013, the Fund held $1,630,000 in cash as collateral and pledged cash collateral of $4,814,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Cash collateral of $70,000 was segregated in the Fund’s name, at a third party, but cannot be invested by the Fund.

(u)	Open reverse repurchase agreements at March 31, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.40%	3/14/13	6/14/13	$1,445,024	$1,444,733
	0.40	3/20/13	4/16/13	1,081,144	1,081,000
	0.46	3/12/13	4/11/13	175,044	175,000
	0.50	2/27/13	5/28/13	652,299	652,000
	0.55	1/11/13	4/4/13	1,026,253	1,025,000
	0.55	1/16/13	4/15/13	679,778	679,000
	0.55	1/22/13	4/22/13	3,378,558	3,375,000
	0.65	3/13/13	6/11/13	868,297	868,000
	0.702	3/12/13	4/11/13	2,186,853	2,186,000
	0.71	1/15/13	4/16/13	1,135,700	1,134,000
	0.71	2/11/13	5/3/13	587,567	587,000
	0.71	3/7/13	4/4/13	182,090	182,000
	0.71	3/7/13	6/7/13	667,329	667,000
	0.71	3/13/13	6/11/13	852,319	852,000
	0.71	3/28/13	6/7/13	91,000	91,000
	0.75	1/16/13	4/15/13	991,547	990,000
	0.75	1/16/13	4/16/13	3,816,955	3,811,000
	0.75	2/15/13	5/15/13	5,670,311	5,665,000
	0.75	2/27/13	5/28/13	1,273,875	1,273,000
	1.052	3/8/13	6/7/13	1,049,736	1,049,000
Credit Suisse	(1.75)	3/14/13	3/12/15	744,348	745,000
	0.60	3/28/13	6/14/13	1,093,000	1,093,000
Deutsche Bank	(0.25)	9/7/12	9/6/14	1,655,628	1,658,000
	0.50	2/8/13	5/8/13	646,467	646,000
	0.55	2/28/13	5/30/13	5,033,460	5,031,000
	0.55	3/4/13	6/4/13	1,585,678	1,585,000
	0.62	1/11/13	4/11/13	1,162,599	1,161,000
	0.68	3/4/13	6/4/13	3,207,696	3,206,000
	0.68	3/8/13	6/4/13	2,601,179	2,600,000
	0.68	3/18/13	6/18/13	1,292,342	1,292,000
	0.75	1/4/13	4/3/13	3,064,544	3,059,000
	0.75	2/6/13	5/8/13	1,131,271	1,130,000
	0.75	2/8/13	5/8/13	6,104,693	6,098,000
	0.75	2/15/13	5/16/13	2,716,626	2,714,000
	0.75	2/19/13	5/20/13	1,325,131	1,324,000
Goldman Sachs	0.31	3/12/13	4/11/13	23,205,996	23,202,000
Royal Bank of Canada	0.45	2/22/13	5/22/13	3,169,505	3,168,000
	0.62	2/5/13	7/31/13	1,199,135	1,198,000
UBS	0.50	1/28/13	4/29/13	2,091,828	2,090,000
					$90,786,733

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
42	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Global StocksPLUS® & Income Fund
Notes to Schedule of Investments

March 31, 2013 (continued)

(v)

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended March 31, 2013 was $106,793,888, at a weighted average interest rate of 0.65%. Total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at March 31, 2013 was $95,307,738.

At March 31, 2013, the Fund held U.S. Treasury Obligations valued at $344,382 as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

(w)		Sale-buybacks for the year ended March 31, 2013: The weighted average borrowing for sale-buybacks during the year ended March 31, 2013 was $748,488 at a weighted average interest rate of 0.24%.
(x)		Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 3/31/13
Investments in Securities – Assets
Mortgage-Backed Securities	–	$89,731,897	$1,993,826	$91,725,723
Corporate Bonds & Notes:
Airlines	–	1,838,197	2,734,042	4,572,239
All Other	–	72,240,950	–	72,240,950
U.S. Government Agency Securities	–	27,200,217	–	27,200,217
Asset-Backed Securities	–	8,479,137	7,120,443	15,599,580
Senior Loans:
Hotels/Gaming	–	–	1,305,000	1,305,000
All Other	–	5,382,190	–	5,382,190
U.S. Treasury Obligations	–	6,582,064	–	6,582,064
Municipal Bonds	–	1,603,339	–	1,603,339
Convertible Preferred Stock	$471,280	–	–	471,280
Warrants	–	–	20	20
Short-Term Investments	–	7,221,571	–	7,221,571
Options Purchased:
Market Price	–	107,512	–	107,512
	471,280	220,387,074	13,153,331	234,011,685
Investment in Securities – Liabilities
Options Written, at value:
Market Price	–	(974,475)	–	(974,475)
Securities Sold Short, at value	–	(5,477,345)	–	(5,477,345)
	–	(6,451,820)	–	(6,451,820)
Other Financial Instruments* – Assets
Credit Contracts	–	2,249,512	–	2,249,512
Foreign Exchange Contracts	–	51,532	–	51,532
Interest Rate Contracts	–	4,399,990	–	4,399,990
Market Price	928,198	579,180	–	1,507,378
	928,198	7,280,214	–	8,208,412
Other Financial Instruments* – Liabilities
Credit Contracts	–	(685,908)	–	(685,908)
Foreign Exchange Contracts	–	(87,090)	–	(87,090)
Interest Rate Contracts	–	(3,430,110)	–	(3,430,110)
	–	(4,203,108)	–	(4,203,108)
Totals	$1,399,478	$217,012,360	$13,153,331	$231,565,169

At March 31, 2013, there were no transfers between Levels 1 and 2.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	43

PIMCO Global StocksPLUS® & Income Fund
Notes to Schedule of Investments

March 31, 2013 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended March 31, 2013, was as follows:

	Beginning Balance 3/31/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 3/31/13
Investments in Securities – Assets
Mortgage-Backed Securities	$3,275,263	$77,728	$(39,653)	$5,968	$12,850	$492,032	$872,186	$(2,702,548)	$1,993,826
Corporate Bonds & Notes:
Airlines	3,754,974	–	(441,603)	92	23,538	42,737	–	(645,696)	2,734,042
Asset-Backed Securities	539,206	6,301,223	(617,972)	90,570	193,752	613,664	–	–	7,120,443
Senior Loans:
Hotels/Gaming	–	1,148,250	–	9,128	–	147,622	–	–	1,305,000
Warrants:
Engineering & Construction	–	20	–	–	–	–	–	–	20
	7,569,443	7,527,221	(1,099,228)	105,758	230,140	1,296,055	872,186	(3,348,244)	13,153,331
Other Financial Instruments * – Assets
Credit Contracts	1,071,165	–	–	–	–	(645,534)	–	(425,631)	–
Other Financial Instruments * – Liabilities
Credit Contracts	(441,831)	–	–	–	–	57,206	–	384,625	–
Totals	$8,198,777	$7,527,221	$(1,099,228)	$105,758	$230,140	$707,727	$872,186	$(3,389,250)	$13,153,331

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at March 31, 2013.

		Ending Balance at 3/31/13		Valuation Technique Used		Unobservable Inputs			Input Values
Investments in Securities – Assets
Mortgage-Backed Securities		$872,186		Benchmarked Pricing		Security Price Reset			$100.93
Mortgage-Backed Securities		1,121,640		Third-Party pricing vendor		Single Broker Quote			$93.47
Corporate Bonds & Notes		2,734,042		Third-Party pricing vendor		Single Broker Quote			$108.63-$115.00
Asset-Backed Securities		180,001		Third-Party pricing vendor		Single Broker Quote			$101.50
Asset-Backed Securities		6,940,442		Benchmarked Pricing		Security Price Reset			$24.88-$96.54
Senior Loans		1,305,000		Third-Party pricing vendor		Single Broker Quote			$108.75

*

Other financial instruments are derivatives, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**		Transferred out of Level 2 into Level 3 because an evaluated price from a third-party pricing vendor was not available.
***		Transferred out of Level 3 into Level 2 because evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at March 31, 2013 was $881,696. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
44	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Global StocksPLUS® & Income Fund
Notes to Schedule of Investments

March 31, 2013 (continued)

(y)	The following is a summary of the fair valuation of derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at March 31, 2013:
Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Investments, at value (options purchased)	$107,512	$–	$–	$–	$107,512
Unrealized appreciation of OTC swaps	579,180	–	2,249,512	–	2,828,692
Receivable for variation margin on futures contracts*	12,095	–	–	–	12,095
Unrealized appreciation of forward foreign currency contracts	–	–	–	51,532	51,532
Total asset derivatives	$698,787	$–	$2,249,512	$51,532	$2,999,831

Liability derivatives:
Unrealized depreciation of OTC swaps	$–	$–	$(685,908)	$–	$(685,908)
Payable for variation margin on centrally cleared swaps**	–	(80,363)	–	–	(80,363)
Options written, at value	(974,475)	–	–	–	(974,475)
Unrealized depreciation of forward foreign currency contracts	–	–	–	(87,090)	(87,090)
Total liability derivatives	$(974,475)	$(80,363)	$(685,908)	$(87,090)	$(1,827,836)

*	Included in net unrealized appreciation of $928,198 on futures contracts as reported in (n) in the Notes to Schedule of Investments.
**	Included in net unrealized appreciation of $969,880 on centrally cleared swaps as reported in (q) in the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the year ended March 31, 2013:

Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(3,371,075)	$–	$–	$–	$(3,371,075)
Futures contracts	9,624,010	–	–	–	9,624,010
Options written	(3,989,684)	–	–	–	(3,989,684)
Swaps	9,551,720	1,150,450	493,107	–	11,195,277
Foreign currency transactions (forward foreign currency contracts)	–	–	–	146,681	146,681
Total net realized gain (loss)	$11,814,971	$1,150,450	$493,107	$146,681	$13,605,209

Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$93,693	$–	$–	$–	$93,693
Futures contracts	(708,108)	–	–	–	(708,108)
Options written	(199,905)	–	–	–	(199,905)
Swaps	(2,555,876)	(324,281)	334,480	–	(2,545,677)
Foreign currency transactions (forward foreign currency contracts)	–	–	–	18,668	18,668
Total net change in unrealized appreciation/depreciation	$(3,370,196)	$(324,281)	$334,480	$18,668	$(3,341,329)

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	45

PIMCO Global StocksPLUS® & Income Fund
Notes to Schedule of Investments

March 31, 2013 (continued)

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended March 31, 2013:

Options	Options	Futures Contracts (1)	Forward Foreign Currency Contracts (2)		Credit Default Swap Agreements (3)		Interest Rate Swap	Total Return Swap
Purchased (1)	Written (1)	Long	Purchased	Sold	Buy	Sell	Agreements (3)	Agreements(3)
178	178	450	$6,271,491	$13,964,281	$5,096	$14,430	$444,800	$62,248

(1)	Number of contracts
(2)	U.S. $ Value on origination date
(3)	Notional Amount (in thousands)

Glossary:
ABS	- Asset-Backed Securities
ABX.HE	- Asset-Backed Securities Index Home Equity
£	- British Pound
CME	- Chicago Mercantile Exchange
CMO	- Collateralized Mortgage Obligation
EAFE	- Europe and Australia, Far East Equity Index
€	- Euro
FRN	- Floating Rate Note
IO	- Interest Only
LIBOR	- London Inter-Bank Offered Rate
MBIA	- insured by MBIA Insurance Corp.
MBS	- Mortgage-Backed Securities
MSCI	- Morgan Stanley Capital International
OTC	- Over-the-Counter
PIK	- Payment-in-Kind
PO	- Principal Only
TBA	- To Be Announced

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
46	PIMCO High Income Fund Annual Report | 3.31.13 See accompanying Notes to Financial Statements.

PIMCO High Income Fund Schedule of Investments

March 31, 2013

Principal Amount (000s)		Value
CORPORATE BONDS & NOTES – 50.3%

Airlines – 1.5%
	American Airlines Pass-Through Trust,
$4,789	10.18%, 1/2/13 (b) (d) (e)	$8,140,836
817	10.375%, 1/2/21	854,205
10,236	United Air Lines Pass-Through Trust, 10.40%, 5/1/18	11,771,163
		20,766,204
Banking – 24.9%
5,000	AgFirst Farm Credit Bank, 7.30%, 4/29/13 (a) (b) (c) (f) (h) (acquisition cost – $4,500,000; purchased 12/7/10)	4,999,865
	Ally Financial, Inc.,
97	5.85%, 5/15/13	97,065
362	5.90%, 1/15/19-2/15/19	360,970
2,960	6.00%, 2/15/19-9/15/19	2,941,155
652	6.10%, 9/15/19	659,555
241	6.125%, 10/15/19	241,263
1,620	6.15%, 3/15/16	1,618,403
2,478	6.20%, 3/15/16-4/15/19	2,494,566
1,263	6.25%, 2/15/16-7/15/19	1,262,130
2,680	6.30%, 3/15/16	2,682,265
1,409	6.35%, 2/15/16-7/15/19	1,408,429
3,252	6.40%, 3/15/16-11/15/19	3,265,311
7,533	6.50%, 4/15/13-2/15/20	7,549,017
1,272	6.55%, 10/15/16-12/15/19	1,265,438
2,128	6.60%, 8/15/16-6/15/19	2,125,964
3,055	6.65%, 4/15/16-10/15/18	3,062,871
1,126	6.70%, 5/15/14-12/15/19	1,125,201
8,361	6.75%, 4/15/13-6/15/19	8,360,456
1,168	6.80%, 4/15/13-10/15/18	1,169,921
4,033	6.85%, 4/15/16-7/15/16	4,059,106
848	6.875%, 8/15/16-7/15/18	849,905
243	6.90%, 6/15/17-8/15/18	243,052
30	6.95%, 6/15/17	29,993
7,233	7.00%, 5/15/16-6/15/22	7,242,141
515	7.05%, 3/15/18-4/15/18	515,842
253	7.125%, 10/15/17	252,488
1,632	7.15%, 6/15/16-9/15/18	1,632,585
43	7.20%, 10/15/17	43,012
4,393	7.25%, 6/15/16-9/15/18	4,398,694
80	7.30%, 1/15/18	79,657
257	7.35%, 1/15/17-4/15/18	256,819
366	7.375%, 11/15/16-4/15/18	364,120
4,618	7.50%, 5/15/16-12/15/17	4,638,090
1,324	7.55%, 5/15/16	1,326,991
276	8.00%, 10/15/17-11/15/17	276,498
20	8.125%, 11/15/17	19,959
25	8.25%, 3/15/17	25,024
35	8.65%, 8/15/15	34,954
121	9.00%, 7/15/20	120,999
£38,655	Barclays Bank PLC, 14.00%, 6/15/19 (f)	79,431,132
	BPCE S.A. (f),
€20,000	9.00%, 3/17/15	26,995,778

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	47

PIMCO High Income Fund Schedule of Investments

March 31, 2013 (continued)

Principal Amount (000s)		Value

Banking (continued)
€4,106	9.25%, 4/22/15	$5,473,811
$6,000	12.50%, 9/30/19 (a) (c)	7,409,220
576	12.50%, 9/30/19	711,285
	Credit Agricole S.A. (f),
£1,000	8.125%, 10/26/19	1,569,706
$3,100	8.375%, 10/13/19 (a) (c)	3,406,125
	LBG Capital No. 1 PLC,
€1,885	7.375%, 3/12/20	2,482,374
£900	7.588%, 5/12/20	1,411,949
3,400	7.869%, 8/25/20	5,442,527
$2,000	8.50%, 12/17/21 (a) (c) (f)	2,143,898
	LBG Capital No. 2 PLC,
£284	9.00%, 12/15/19	474,801
5,500	9.125%, 7/15/20	9,167,683
850	11.25%, 9/14/23	1,494,949
$47,500	Lloyds TSB Bank PLC, 12.00%, 12/16/24 (a) (c) (f)	63,704,862
8,800	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (f)	9,240,000
2,000	Royal Bank of Scotland PLC, 9.50%, 3/16/22 (j)	2,310,732
£21,600	Santander Finance Preferred S.A. Unipersonal, 11.30%, 7/27/14 (f)	34,139,482
	Santander Issuances S.A. Unipersonal,
€1,300	4.50%, 9/30/19 (converts to FRN on 9/30/14)	1,408,113
£6,300	7.30%, 7/27/19 (converts to FRN on 9/27/14)	9,883,641
		341,401,842
Chemicals – 0.7%
	Perstorp Holding AB,
$6,000	8.75%, 5/15/17 (a) (c)	6,375,000
€2,000	9.00%, 5/15/17	2,711,114
		9,086,114
Coal – 1.2%
$3,720	Murray Energy Corp., 10.25%, 10/15/15 (a) (c)	3,752,550
12,531	Westmoreland Coal Co., 10.75%, 2/1/18	13,188,878
		16,941,428
Diversified Financial Services – 10.7%
27,410	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a) (c)	22,339,150
28,430	ILFC E-Capital Trust II, 6.25%, 12/21/65 (converts to FRN on 12/21/15) (a) (c)	26,937,425
18,000	International Lease Finance Corp., 6.98%, 10/15/17 (e) (j)	18,558,995
	Springleaf Finance Corp.,
10,000	5.40%, 12/1/15	10,325,000
1,500	5.75%, 9/15/16	1,513,125
9,100	6.90%, 12/15/17	9,225,125
330,868	Toll Road Investors Partnership II L.P., zero coupon, 2/15/45 (MBIA) (a) (b) (c) (h) (acquisition cost – $54,673,940; purchased 11/20/12-12/18/12)	57,908,828
		146,807,648
Electric Utilities – 1.4%
5,700	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a) (c)	6,156,000
2,162	Ameren Energy Generating Co., 7.95%, 6/1/32	1,626,905
23,990	Dynegy Roseton LLC / Dynegy Danskammer LLC Pass-Through Trust, 7.67%, 11/8/16, Ser. B (b) (d)	599,750
9,602	Energy Future Intermediate Holding Co. LLC, 10.00%, 12/1/20 (a) (c)	10,850,260

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
48	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO High Income Fund Schedule of Investments

March 31, 2013 (continued)

Principal Amount (000s)		Value

Electric Utilities (continued)
$420	GenOn REMA LLC, 9.237%, 7/2/17	$463,144
		19,696,059
Entertainment – 0.1%
550	Speedway Motorsports, Inc., 8.75%, 6/1/16	583,000
Household Products/Wares – 0.5%
6,300	Reynolds Group Issuer, Inc., 9.00%, 4/15/19	6,693,750
Insurance – 7.3%
	American International Group, Inc.,
€8,200	8.00%, 5/22/68 (converts to FRN on 5/22/18)	12,403,188
£28,650	8.625%, 5/22/68 (converts to FRN on 5/22/18)	53,762,396
€23,300	Cloverie PLC for Zurich Insurance Co., Ltd., 12.00%, 7/15/14 (f)	33,466,112
		99,631,696
Oil & Gas – 0.1%
$1,000	Cie Generale de Geophysique – Veritas, 7.75%, 5/15/17	1,035,000
Real Estate – 0.6%
5,026	Midwest Family Housing LLC, 6.631%, 1/1/51 (CIFG) (a) (b) (c) (e) (h) (acquisition cost – $4,040,587; purchased 9/25/12)	3,960,124
4,781	Tri-Command Military Housing LLC, 5.383%, 2/15/48 (NPFGC) (a) (b) (c) (h) (acquisition cost – $4,033,135; purchased 9/19/12)	4,212,582
		8,172,706
Telecommunications – 1.3%
1,122	CenturyLink, Inc., 7.20%, 12/1/25	1,157,773
15,200	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30	16,425,491
		17,583,264
Total Corporate Bonds & Notes (cost-$564,462,517)		688,398,711

MORTGAGE-BACKED SECURITIES – 17.0%
1,815	American Home Mortgage Assets Trust, 6.25%, 6/25/37 CMO	1,181,918
8,446	Banc of America Alternative Loan Trust, 6.00%, 3/25/36 CMO	6,111,765
1,332	Banc of America Funding Trust, 6.00%, 7/25/37 CMO	1,044,491
	Banc of America Mortgage Trust, CMO,
61	2.924%, 2/25/36 (j)	53,371
1,563	6.00%, 3/25/37	1,500,893
	BCAP LLC Trust, CMO (a) (c) (j),
4,700	5.575%, 3/26/37	1,418,773
1,730	12.818%, 6/26/36	334,813
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (j),
12,138	2.968%, 8/25/35	10,298,065
783	3.018%, 5/25/47	641,321
458	5.243%, 11/25/34	446,601
899	Bear Stearns ALT-A Trust, 3.175%, 11/25/34 CMO (j)	779,761
	Chase Mortgage Finance Trust, CMO,
56	2.905%, 12/25/35 (j)	51,876
23	5.50%, 5/25/36	22,712
306	5.74%, 9/25/36 (j)	289,168
	Citigroup Mortgage Loan Trust, Inc., CMO (j),
375	2.865%, 7/25/37	313,809

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	49

PIMCO High Income Fund Schedule of Investments

March 31, 2013 (continued)

Principal Amount (000s)		Value
$202	2.887%, 7/25/46	$157,652
1,457	3.111%, 9/25/37	1,185,343
2,980	5.542%, 8/25/37	2,345,786
3,644	5.687%, 3/25/37	3,412,873
334	CitiMortgage Alternative Loan Trust, 6.00%, 6/25/37 CMO	290,175
	Countrywide Alternative Loan Trust, CMO,
642	2.895%, 2/25/37 (j)	546,520
2,549	4.178%, 7/25/46 (j)	2,159,830
1,340	5.214%, 7/25/21 (j)	1,267,438
619	5.50%, 3/25/36	476,902
4,307	5.75%, 2/25/35	4,155,861
1,646	6.00%, 2/25/35	1,642,017
476	6.00%, 11/25/36	348,179
4,993	6.00%, 1/25/37	4,065,469
20,357	6.00%, 2/25/37	15,333,881
9,453	6.00%, 3/25/37	7,387,156
3,896	6.00%, 2/25/47	3,115,384
6,463	6.25%, 12/25/36 (j)	5,222,565
566	6.25%, 8/25/37	455,864
1,802	6.50%, 6/25/36	1,286,233
10,982	6.50%, 9/25/37	8,623,762
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
1,144	2.825%, 9/20/36 (j)	762,495
125	3.082%, 9/25/47 (j)	104,338
3,373	5.50%, 10/25/35	3,375,786
4,199	5.75%, 3/25/37	3,736,209
3,277	5.75%, 6/25/37	3,065,075
1,218	6.00%, 5/25/36	1,125,944
773	6.00%, 4/25/37	707,221
11,662	6.00%, 5/25/37	10,386,696
3,025	6.25%, 9/25/36	2,595,928
4,506	Credit Suisse First Boston Mortgage Securities Corp., 6.00%, 1/25/36 CMO	3,545,137
2,570	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, 6.00%, 2/25/37 CMO	2,365,139
2,969	Deutsche ALT-B Securities Mortgage Loan Trust, 5.945%, 2/25/36 CMO	2,427,420
170	First Horizon Mortgage Pass-Through Trust, 2.592%, 5/25/37 CMO (j)	136,034
	GSR Mortgage Loan Trust, CMO,
1,016	5.50%, 5/25/36	928,025
1,141	6.00%, 7/25/37	1,079,789
	Harborview Mortgage Loan Trust, CMO (j),
1,029	3.39%, 8/19/36	732,693
113	5.194%, 8/19/36	95,982
	JPMorgan Alternative Loan Trust, CMO,
15,365	5.65%, 3/25/37 (j)	11,368,390
4,212	6.00%, 12/25/35	3,802,443
	JPMorgan Mortgage Trust, CMO,
682	5.528%, 1/25/37 (j)	587,000
820	5.75%, 1/25/36	774,779
458	Merrill Lynch Alternative Note Asset Trust, 3.013%, 6/25/37 CMO (j)	297,419
277	Merrill Lynch Mortgage-Backed Securities Trust, 4.994%, 4/25/37 CMO (j)	231,786
3,088	Residential Accredit Loans, Inc., 6.50%, 7/25/37 CMO	2,503,045
	Residential Asset Securitization Trust, CMO,
5,419	6.00%, 2/25/36	4,421,560
1,763	6.00%, 9/25/36	1,137,477

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
50	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO High Income Fund Schedule of Investments

March 31, 2013 (continued)

Principal Amount (000s)		Value

$5,571	6.00%, 5/25/37	$5,140,154
1,194	6.25%, 10/25/36	893,638
8,138	6.25%, 9/25/37	5,857,923
1,261	6.50%, 8/25/36	876,645
4,665	Residential Funding Mortgage Securities I, 6.25%, 8/25/36 CMO	4,390,595
	Sequoia Mortgage Trust, CMO (j),
141	2.64%, 1/20/47	119,928
1,708	5.277%, 7/20/37	1,516,315
	Structured Adjustable Rate Mortgage Loan Trust, CMO (j),
388	5.175%, 1/25/36	307,856
1,557	5.205%, 4/25/47	1,215,601
9,885	5.447%, 7/25/36	7,064,064
7,054	5.498%, 11/25/36	5,658,338
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO (j),
2,365	5.475%, 4/25/37	2,007,410
1,858	5.811%, 2/25/37	1,595,284
	WaMu Mortgage Pass-Through Certificates, CMO (j),
243	2.115%, 1/25/37	197,518
211	2.318%, 4/25/37	169,495
1,947	2.392%, 11/25/36	1,657,476
158	2.406%, 12/25/36	134,080
453	2.449%, 2/25/37	358,700
1,002	2.638%, 2/25/37	858,444
211	2.697%, 3/25/37	194,671
390	4.684%, 5/25/37	324,465
529	4.929%, 2/25/37	456,230
11,913	5.05%, 7/25/37	11,043,672
3,931	6.087%, 10/25/36	3,602,234
6,700	Washington Mutual Alternative Mortgage Pass-Through Certificates, 6.50%, 3/25/36 CMO	3,990,125
10,135	Washington Mutual Mortgage Pass-Through Certificates, 6.00%, 6/25/37 CMO	8,460,434
17,162	Wells Fargo Alternative Loan Trust, 6.25%, 7/25/37 CMO	14,852,114
218	Wells Fargo Mortgage-Backed Securities Trust, 3.039%, 9/25/36 CMO (j)	193,692
	Total Mortgage-Backed Securities (cost-$213,351,268)	233,399,138

ASSET-BACKED SECURITIES – 6.0%
	Countrywide Asset-Backed Certificates,
3,000	5.595%, 8/25/35	2,518,281
13,700	5.884%, 7/25/36	8,048,339
	Greenpoint Manufactured Housing (j),
8,268	8.14%, 3/20/30	8,161,033
32,675	8.45%, 6/20/31	31,674,646
618	GSAA Home Equity Trust, 0.504%, 3/25/37 (j)	378,763
5,339	GSAA Trust, 5.80%, 3/25/37	3,291,310
16,453	IndyMac Residential Asset-Backed Trust, 0.364%, 7/25/37 (j)	10,195,668
9,986	Inwood Park CDO Ltd., 0.527%, 1/20/21 (a) (c) (j)	9,913,070
6,091	JPMorgan Mortgage Acquisition Trust, 5.251%, 1/25/37	5,056,900
	Morgan Stanley Mortgage Loan Trust (j),
1,064	5.75%, 11/25/36	598,662
2,395	6.25%, 7/25/47	1,767,255

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	51

PIMCO High Income Fund Schedule of Investments

March 31, 2013 (continued)

Principal Amount (000s)		Value

$428	Washington Mutual Asset-Backed Certificates, 0.354%, 5/25/36 (j)	$236,703
Total Asset-Backed Securities (cost-$80,881,956)		81,840,630

Shares
PREFERRED STOCK – 5.3%

Banking – 4.4%
	Ally Financial, Inc. (f),
5,000	7.00%, 4/29/13 (a) (c)	4,945,000
150,000	8.50%, 5/15/16, Ser. A (i)	4,017,000
150,000	Bank of America Corp., 8.20%, 5/1/13, Ser. H (f)	3,822,000
758,600	CoBank ACB, 11.00%, 7/1/13, Ser. C (a) (b) (c) (f) (h) (i) (acquisition cost – $42,106,600; purchased 8/23/10-2/1/11)	38,996,819
321,500	GMAC Capital Trust I, 8.125%, 2/15/40, Ser. 2 (i)	8,744,800
		60,525,619
Diversified Financial Services – 0.9%
10,000	Farm Credit Bank of Texas, 10.00%, 12/15/20, Ser. 1 (f)	12,718,750
	Total Preferred Stock (cost-$72,116,205)	73,244,369

Principal Amount (000s)
U.S. GOVERNMENT AGENCY SECURITIES (b) – 2.1%

Fannie Mae – 0.2%
$2,543	3.50%, 1/25/43, CMO, IO	490,191
7,767	6.446%, 1/25/42, CMO, IO (j)	1,876,150
		2,366,341
Freddie Mac – 1.3%
139,311	2.50%, 10/15/27-1/15/28, CMO, IO	16,708,559
7,962	5.997%, 9/15/41, CMO, IO (j)	1,797,867
		18,506,426
Ginnie Mae – 0.6%
32,101	4.00%, 9/20/42, CMO, IO	6,126,331
8,314	6.447%, 1/20/41, CMO, IO (j)	1,908,571
		8,034,902
Total U.S. Government Agency Securities (cost-$28,791,139)		28,907,669

SOVEREIGN DEBT OBLIGATIONS – 0.2%

Spain – 0.2%
€900	Autonomous Community of Catalonia, 4.75%, 6/4/18	1,066,449
900	Junta de Comunidades de Castilla – La Mancha, 4.875%, 3/18/20	1,021,802
Total Sovereign Debt Obligations (cost-$2,093,530)		2,088,251

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
52	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO High Income Fund Schedule of Investments

March 31, 2013 (continued)

Principal Amount (000s)		Value
SHORT-TERM INVESTMENTS – 19.1%

Repurchase Agreements – 18.8%
$12,500	Banc of America Securities LLC, dated 3/28/13, 0.21%, due 4/1/13, proceeds $12,500,292; collateralized by U.S. Treasury Notes, 0.625%, due 5/31/17, valued at $12,779,554 including accrued interest	$12,500,000
40,000	Barclays Capital, Inc., dated 3/27/13-3/28/13, 0.18%-0.20%, due 4/1/13-4/2/13, proceeds $40,000,511; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 1/15/22, valued at $40,877,360 including accrued interest	40,000,000
60,500	Citigroup Global Markets, Inc., dated 3/28/13, 0.20%, due 4/1/13, proceeds $60,501,344; collateralized by U.S. Treasury Notes, 0.25%, due 6/30/14, valued at $61,751,777 including accrued interest	60,500,000
15,800	JPMorgan Securities, Inc., dated 3/28/13, 0.24%, due 4/1/13, proceeds $15,800,421; collateralized by Freddie Mac, 1.00%, due 8/27/14, valued at $16,157,795 including accrued interest	15,800,000
27,700	Morgan Stanley & Co., Inc., dated 3/28/13, 0.22%-0.23%, due 4/1/13, proceeds $27,700,683; collateralized by Federal Farm Credit Bank, 0.25%, due 1/30/15, valued at $5,615,474 and U.S. Treasury Bonds, 4.50%, due 5/15/38, valued at $22,591,917 including accrued interest	27,700,000
100,000	RBC Capital Markets LLC, dated 3/28/13, 0.23%, due 4/1/13, proceeds $100,002,556; collateralized by U.S. Treasury Bills, 0.00%, due 9/26/13, valued at $77,237,893 and U.S. Treasury Notes, 0.75%, due 6/30/17, valued at $24,806,372 including accrued interest	100,000,000
1,669	State Street Bank and Trust Co., dated 3/28/13, 0.01%, due 4/1/13, proceeds $1,669,002; collateralized by Fannie Mae, 2.17%, due 11/7/22, valued at $1,702,450 including accrued interest	1,669,000
Total Repurchase Agreements (cost-$258,169,000)		258,169,000

U.S. Treasury Obligations (g) (k) – 0.3%
3,420	U.S. Treasury Bills, 0.066%-0.089%, 4/11/13-4/18/13	3,419,906
200	U.S. Treasury Cash Management Bills, 0.112%, 4/15/13	199,991
Total U.S. Treasury Obligations (cost-$3,619,903)		3,619,897
Total Short-Term Investments (cost-$261,788,903)		261,788,897
Total Investments (cost-$1,223,485,518) -100.0%		$1,369,667,665

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	53

PIMCO High Income Fund

Notes to Schedule of Investments

March 31, 2013

(a)		Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $279,764,364, representing 20.4% of total investments.
(b)		Illiquid.
(c)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)		In default.
(e)		Fair-Valued–Securities with an aggregate value of $30,659,955, representing 2.2% of total investments. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(f)		Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.
(g)		All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(h)		Restricted. The aggregate acquisition cost of such securities is $109,354,262. The aggregate value is $110,078,218, representing 8.0% of total investments.
(i)		Dividend rate is fixed until the first call date and variable thereafter.
(j)		Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2013.
(k)		Rates reflect the effective yields at purchase date.
(l)		Credit default swap agreements outstanding at March 31, 2013:

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Value (2)	Upfront Premiums Received	Unrealized Depreciation
Barclays Bank:
Argentine Republic Government International Bond	$15,000	††	6/20/13	5.00%	$(3,950,000)	$(169,109)	$(3,780,891)

††		Credit spread not quoted based on insufficient spread data and the highly stressed nature of the trade entity.
(1)

This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at March 31, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(m)		Interest rate swap agreements outstanding at March 31, 2013:

OTC swap agreements:

Rate Type
Swap Counterparty	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Upfront Premiums Paid	Unrealized Appreciation
Deutsche Bank	$1,330,000	12/18/22	3-Month USD LIBOR	2.30%	$9,460,101	$2,979,220	$6,480,881
Morgan Stanley	2,000,000	12/18/22	3-Month USD LIBOR	2.30%	14,225,715	5,466,000	8,759,715
					$23,685,816	$8,445,220	$15,240,596

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
54	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO High Income Fund
Notes to Schedule of Investments

March 31, 2013 (continued)

Centrally cleared swap agreements:

Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Appreciation
Deutsche Bank (CME)	$200,000	6/16/20	3-Month USD-LIBOR	4.00%	$37,351,880	$736,428
Goldman Sachs (CME)	500,000	6/20/17	3-Month USD-LIBOR	3.75%	67,412,187	2,341,283
Goldman Sachs (CME)	500,000	12/18/18	1.25%	3-Month USD-LIBOR	93,105	220,016
Goldman Sachs (CME)	200,000	12/18/23	2.00%	3-Month USD-LIBOR	4,706,272	1,282,640
$109,563,444	$4,580,367

(n) Forward foreign currency contracts outstanding at March 31, 2013:

Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
135,978,000 British Pound settling 4/2/13	HSBC Bank	$206,414,604	$206,611,734	$197,130
139,000 Euro settling 4/2/13	Barclays Bank	180,862	178,177	(2,685)
1,835,000 Euro settling 4/2/13	Deutsche Bank	2,388,306	2,352,196	(36,110)
70,463,000 Euro settling 4/2/13	HSBC Bank	90,615,418	90,323,052	(292,366)

Sold:
93,737,000 British Pound settling 4/2/13	Barclays Bank	142,092,638	142,428,658	(336,020)
41,667,000 British Pound settling 4/2/13	Deutsche Bank	62,907,003	63,310,911	(403,908)
603,000 British Pound settling 5/2/13	Deutsche Bank	915,872	916,083	(211)
135,978,000 British Pound settling 5/2/13	HSBC Bank	206,381,969	206,578,872	(196,903)
574,000 British Pound settling 4/2/13	Morgan Stanley	861,961	872,164	(10,203)
1,400,000 Euro settling 4/2/13	Barclays Bank	1,828,568	1,794,591	33,977
68,985,000 Euro settling 4/2/13	Goldman Sachs	91,672,442	88,428,477	3,243,965
70,463,000 Euro settling 5/2/13	HSBC Bank	90,635,148	90,340,080	295,068
2,052,000 Euro settling 4/2/13	Morgan Stanley	2,672,016	2,630,358	41,658
$2,533,392

(o)

At March 31, 2013, the Fund held $39,674,000 in cash as collateral and pledged cash collateral of $14,498,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(p)

The weighted average daily balance of reverse repurchase agreements during the year ended March 31, 2013 was $56,275,171, at a weighted average interest rate of 0.67%. There were no open reverse repurchase agreements at March 31, 2013.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	55

PIMCO High Income Fund
Notes to Schedule of Investments

March 31, 2013 (continued)

(q)	Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 3/31/13
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	–	–	$20,766,204	$20,766,204
Diversified Financial Services	–	$128,248,653	18,558,995	146,807,648
Electric Utilities	–	18,633,165	1,062,894	19,696,059
Real Estate	–	4,212,582	3,960,124	8,172,706
All Other	–	492,956,094	–	492,956,094
Mortgage-Backed Securities	–	233,064,325	334,813	233,399,138
Asset-Backed Securities	–	81,840,630	–	81,840,630
Preferred Stock:
Banking	$16,583,800	43,941,819	–	60,525,619
Diversified Financial Services	–	12,718,750	–	12,718,750
U.S. Government Agency Securities	–	28,907,669	–	28,907,669
Sovereign Debt Obligations	–	2,088,251	–	2,088,251
Short-Term Investments	–	261,788,897	–	261,788,897
16,583,800	1,308,400,835	44,683,030	1,369,667,665
Other Financial Instruments* – Assets
Foreign Exchange Contracts	–	3,811,798	–	3,811,798
Interest Rate Contracts	–	19,820,963	–	19,820,963
–	23,632,761	–	23,632,761
Other Financial Instruments* – Liabilities
Credit Contracts	–	(3,780,891)	–	(3,780,891)
Foreign Exchange Contracts	–	(1,278,406)	–	(1,278,406)
–	(5,059,297)	–	(5,059,297)
Totals	$16,583,800	$1,326,974,299	$44,683,030	$1,388,241,129

At March 31, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended March 31, 2013, was as follows:

Beginning Balance 3/31/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 3/31/13
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$18,661,529	$–	$(2,207,433)	$(131,022)	$(182,273)	$4,625,403	$–	$–	$20,766,204
Diversified Financial Services	16,460,217	–	–	669,824	–	1,428,954	–	–	18,558,995
Electric Utilities	15,339,703	–	(12,157,824	)†	(2,365)	(1,832)	(2,114,788)	–	–	1,062,894
Insurance	31,438,829	–	–	–	–	2,027,283	–	(33,466,112)	–
Real Estate	–	4,052,645	(15,000)	1,894	2,939	(82,354)	–	–	3,960,124

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
56	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO High Income Fund
Notes to Schedule of Investments

March 31, 2013 (continued)

Beginning Balance 3/31/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 3/31/13
Mortgage- Backed Securities	$739,670	$–	$–	$253,143	$(266,864	)††	$1,027,637	$–	$(1,418,773)	$334,813
Preferred Stock:
Banking	563,937	–	(714,000)	–	84,000	66,063	–	–	–
Totals	$83,203,885	$4,052,645	$(15,094,257)	$791,474	$(364,030)	$6,978,198	$–	$(34,884,885)	$44,683,030

† Reduction of cost due to corporate action.
†† Relates to paydown shortfall.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at March 31, 2013.

Ending Balance at 3/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$8,140,836	Analytical Model	Estimated Recovery Value	$170.00
Corporate Bonds & Notes	22,519,119	Benchmark Pricing	Security Price Reset	$78.79-$103.11
Corporate Bonds & Notes	13,688,262	Third-Party Pricing Vendor	Single Broker Quote	$2.50-$115.00
Mortgage-Backed Securities	334,813	Third-Party Pricing Vendor	Single Broker Quote	$19.35

*  Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**  Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at March 31, 2013 was $(8,123,253). Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(r) The following is a summary of the fair valuation of derivative instruments categorized by risk exposure: The effect of derivatives on the Statement of Assets and Liabilities at March 31, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$15,240,596	$–	$–	$15,240,596
Receivable for variation margin on centrally cleared swaps***	369,187	–	–	369,187
Unrealized appreciation of forward foreign currency contracts	–	–	3,811,798	3,811,798
Total asset derivatives	$15,609,783	$–	$3,811,798	$19,421,581

Liability derivatives:
Unrealized depreciation of OTC swaps	$–	$(3,780,891)	$–	$(3,780,891)
Payable for variation margin on centrally cleared swaps***	(637,963)	–	–	(637,963)
Unrealized depreciation of forward foreign currency contracts	–	–	(1,278,406)	(1,278,406)
Total liability derivatives	$(637,963)	$(3,780,891)	$(1,278,406)	$(5,697,260)

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	57

PIMCO High Income Fund

Notes to Schedule of Investments

March 31, 2013 (continued)

*** Included in net unrealized appreciation of $4,580,367 on centrally cleared swaps as reported in (m) in the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the year ended March 31, 2013:

Location			Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Swaps			$12,503,631	$310,131	$–	$12,813,762
Foreign currency transactions (forward foreign currency contracts)			–	–	9,720,540	9,720,540
Total net realized gain			$12,503,631	$310,131	$9,720,540	$22,534,302

Net change in unrealized appreciation/depreciation of:
Swaps			$18,178,487	$(3,780,891)	$–	$14,397,596
Foreign currency transactions (forward foreign currency contracts)			–	–	7,231,936	7,231,936
Total net change in unrealized appreciation/depreciation			$18,178,487	$(3,780,891)	$7,231,936	$21,629,532

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended March 31, 2013:

Forward Foreign Currency Contracts (1)			Credit Default Swap Agreements (2)		Interest Rate Swap
Purchased		Sold	Buy	Sell	Agreements(2)
$236,998,564		$531,643,430	–	$22,000	$3,384,000
(1) U.S. $ Value on origination date
(2) Notional Amount (in thousands)

Glossary:
	£-	British Pound
CDO	-	Collateralized Debt Obligation
CIFG	-	insured by CDC IXIS Financial Guaranty Services, Inc.
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note
IO	-	Interest Only
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by MBIA Insurance Corp.
NPFGC	-	insured by National Public Finance Guarantee Corp.
OTC	-	Over-the-Counter

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
58	PIMCO High Income Fund Annual Report | 3.31.13 | See accompanying Notes to Financial Statements.

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/

PIMCO High Income Fund Statements of Assets and Liabilities

March 31, 2013

	Dynamic Income	Global StocksPLUS®	High Income
Assets:
Investments, at value (cost-$2,307,555,204, $200,309,935 and $965,316,518, respectively)	$2,579,067,318	$233,651,685	$1,111,498,665
Repurchase agreements, at value and cost	50,400,000	360,000	258,169,000
Cash	5,470,624	2,436,554	337,032
Foreign currency, at value (cost-$240,365 and $18,130, respectively)	230,508	–	17,543
Unsettled reverse repurchase agreements	50,712,727	1,184,000	–
Interest and dividends receivable	20,586,359	2,338,042	24,579,069
Deposits with brokers for swaps collateral	12,137,000	1,645,000	14,498,000
Unrealized appreciation of forward foreign currency contracts	2,595,607	51,532	3,811,798
Unrealized appreciation of OTC swaps	1,588,074	2,828,692	15,240,596
Receivable for investments sold	878,335	8,445,808	472,109
Receivable for principal paydowns	45,141	–	–
Receivable for variation margin on futures contracts	–	12,095	–
Swap premiums paid	–	155,594	8,445,220
Deposits with brokers for futures contracts collateral	–	3,169,000	–
Receivable from broker	–	124,587	455,936
Receivable for variation margin on centrally cleared swaps	–	–	369,187
Receivable for terminated swaps	–	1,260	–
Prepaid expenses	38,315	20,808	109,770
Total Assets	2,723,750,008	256,424,657	1,438,003,925

Liabilities:
Payable for investments purchased	2,940,805	2,558,886	20,425,409
Payable for reverse repurchase agreements	1,254,665,300	90,786,733	–
Payable to brokers for cash collateral received	8,109,000	1,630,000	39,674,000
Payable for variation margin on centrally cleared swaps	855,110	80,363	637,963
Payable to custodian for foreign currency overdraft, at value	–	18,552	–
Payable to broker	–	2,006	–
Payable for terminated swaps	876,066	7,568	–
Swap premiums received	48,777,431	3,636,716	169,109
Dividends payable to common and preferred shareholders	8,034,706	1,896,631	14,998,249
Investment management fees payable	2,497,435	206,979	800,906
Unrealized depreciation of forward foreign currency contracts	1,686,874	87,090	1,278,406
Interest payable for reverse repurchase agreements	1,653,933	56,072	–
Unrealized depreciation of OTC swaps	292,174	685,908	3,780,891
Interest payable for cash collateral received	20,046	3,085	1,575
Securities sold short, at value (proceeds received-$5,477,344)	–	5,477,345	–
Options written, at value (premiums received-$900,805)	–	974,475	–
Accrued expenses	242,450	146,287	374,849
Total Liabilities	1,330,651,330	108,254,696	82,141,357
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 11,680 shares issued and outstanding for High Income)	–	–	292,000,000
Net Assets Applicable to Common Shareholders	$1,393,098,678	$148,169,961	$1,063,862,568

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
59	PIMCO High Income Fund Annual Report | 3.31.13 | See accompanying Notes to Financial Statements.

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/

PIMCO High Income Fund Statements of Assets and Liabilities

March 31, 2013 (continued)

	Dynamic Income	Global StocksPLUS®	High Income
Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$454	$103	$1,230
Paid-in-capital in excess of par	1,084,015,575	231,882,408	1,704,936,150
Undistributed (dividends in excess of) net investment income	20,123,612	(3,265,114)	(44,113,863)
Accumulated net realized gain (loss)	6,665,816	(117,778,194)	(761,227,816)
Net unrealized appreciation	282,293,221	37,330,758	164,266,867
Net Assets Applicable to Common Shareholders	$1,393,098,678	$148,169,961	$1,063,862,568
Common Shares Issued and Outstanding	45,393,817	10,344,322	122,989,735
Net Asset Value Per Common Share	$30.69	$14.32	$8.65

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
See accompanying Notes to Financial Statements. | 3.31.13 | PIMCO High Income Fund Annual Report	60

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/

PIMCO High Income Fund

Statements of Operations

Period or Year ended March 31, 2013

	Dynamic Income*	Global StocksPLUS®	High Income
Investment Income:
Interest	$155,144,867	$17,512,571	$100,794,007
Dividends	660,370	40,850	9,035,963
Miscellaneous	853,919	78,833	835,732
Total Investment Income	156,659,156	17,632,254	110,665,702

Expenses:
Investment management	20,756,025	2,408,695	9,050,686
Interest	9,096,004	712,050	157,251
Custodian and accounting agent	264,299	92,909	364,172
Trustees	86,593	8,453	88,911
Audit and tax services	82,550	117,136	138,155
Shareholder communications	79,909	68,926	288,407
Legal	66,530	7,941	45,647
Transfer agent	26,313	32,515	33,648
New York Stock Exchange listing	26,145	22,295	102,035
Insurance	17,315	6,745	30,161
Auction agent and commissions	–	–	286,703
Miscellaneous	9,761	486	31,107
Total Expenses	30,511,444	3,478,151	10,616,883

Net Investment Income	126,147,712	14,154,103	100,048,819

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(6,616,790)	(3,474,220)	140,065,775
Futures contracts	–	9,624,010	–
Options written	–	(3,989,684)	–
Swaps	18,330,340	11,195,277	12,813,762
Foreign currency transactions	(239,057)	165,065	9,197,288
Net change in unrealized appreciation/depreciation of:
Investments	271,512,114	15,817,307	(11,962,859)
Securities sold short	–	(1)	–
Futures contracts	–	(708,108)	–
Options written	–	(199,905)	–
Swaps	6,675,243	(2,545,677)	14,397,596
Foreign currency transactions	4,105,864	100,229	6,583,000
Net realized and change in unrealized gain	293,767,714	25,984,293	171,094,562
Net Increase in Net Assets Resulting from Investment Operations	419,915,426	40,138,396	271,143,381
Dividends on Preferred Shares from Net Investment Income	–	–	(454,170)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$419,915,426	$40,138,396	$270,689,211

*  For the period May 30, 2012 (commencement of operations) through March 31, 2013.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
61	PIMCO High Income Fund Annual Report | 3.31.13 | See accompanying Notes to Financial Statements.

PIMCO Dynamic Income Fund
Statements of Changes in Net Assets

For the period May 30, 2012** through March 31, 2013
Investment Operations:
Net investment income	$126,147,712
Net realized gain	11,474,493
Net unrealized appreciation	282,293,221
Net increase in net assets resulting from investment operations	419,915,426

Dividends and Distributions to Shareholders from:
Net investment income	(98,636,731)
Net realized gains	(12,196,046)
Total Dividends and Distributions to Shareholders	(110,832,777)

Share Transactions:
Net proceeds from the sale of shares	1,075,768,154
Offering costs charged to paid-in capital in excess of par	(1,551,500)
Reinvestment of dividends and distributions	9,699,363
Net increase in net assets from share transactions	1,083,916,017
Total increase in net assets	1,392,998,666

Net Assets:
Beginning of period	100,012
End of period*	$1,393,098,678
*Including undistributed net investment income of:	$20,123,612

Shares Issued and Reinvested:
Issued	45,058,352
Issued in reinvestment of dividends and distributions	331,276
Net Increase	45,389,628

**  Commencement of operations.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
See accompanying Notes to Financial Statements. | 3.31.13 | PIMCO High Income Fund Annual Report	62

PIMCO Global StocksPLUS® & Income Fund

Statements of Changes in Net Assets

	Year ended March 31, 2013	Year ended March 31, 2012
Investment Operations:
Net investment income	$14,154,103	$16,410,385
Net realized gain	13,520,448	4,024,404
Net change in unrealized appreciation/depreciation	12,463,845	(22,224,245)
Net increase (decrease) in net assets resulting from investment operations	40,138,396	(1,789,456)

Dividends to Shareholders from Net Investment Income	(22,671,591)	(22,450,402)

Share Transactions:
Reinvestment of dividends	1,751,388	2,310,225
Total increase (decrease) in net assets	19,218,193	(21,929,633)

Net Assets:
Beginning of year	128,951,768	150,881,401
End of year*	$148,169,961	$128,951,768
*Including dividends in excess of net investment income of:	$(3,265,114)	$(672,905)

Shares Issued in Reinvestment of Dividends	89,271	113,364

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
63	PIMCO High Income Fund Annual Report | 3.31.13 | See accompanying Notes to Financial Statements.

PIMCO High Income Fund

Statements of Changes in Net Assets Applicable to Common Shareholders

	Year ended March 31, 2013	Year ended March 31, 2012
Investment Operations:
Net investment income	$100,048,819	$116,574,442
Net realized gain (loss)	162,076,825	(99,822,004)
Net change in unrealized appreciation/depreciation	9,017,737	(30,566,495)
Net increase (decrease) in net assets resulting from investment operations	271,143,381	(13,814,057)

Dividends on Preferred Shares from Net Investment Income	(454,170)	(286,376)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	270,689,211	(14,100,433)

Dividends and Distributions to Common Shareholders from:
Net investment income	(173,699,804)	(169,036,361)
Return of capital	(5,470,788)	(8,629,563)
Total dividends and distributions to common shareholders	(179,170,592)	(177,665,924)

Common Share Transactions:
Reinvestment of dividends	11,847,520	14,076,761
Total increase (decrease) in net assets applicable to common shareholders	103,366,139	(177,689,596)

Net Assets Applicable to Common Shareholders:
Beginning of year	960,496,429	1,138,186,025
End of year*	$1,063,862,568	$960,496,429
*Including dividends in excess of net investment income of:	$(44,113,863)	$(17,237,504)

Common Shares Issued in Reinvestment of Dividends	982,774	1,148,069

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
See accompanying Notes to Financial Statements. | 3.31.13 | PIMCO High Income Fund Annual Report	64

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund

Statements of Cash Flows†

Period or Year ended March 31, 2013

	Dynamic Income*	Global StocksPLUS®
Increase in Cash and Foreign Currency from:

Cash Flows provided by (used for) Operating Activities:
Net increase in net assets resulting from investment operations	$419,915,426	$40,138,396

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by (used for) Operating Activities:
Purchases of long-term investments	(2,495,168,623)	(72,551,275)
Proceeds from sales of long-term investments	281,776,627	84,961,194
(Purchases) sales of short-term portfolio investments, net	(134,965,080)	4,944,224
Net change in unrealized appreciation/depreciation	(282,293,221)	(12,463,845)
Net realized gain	(11,474,493)	(13,520,448)
Net amortization/accretion on investments	(16,214,919)	(1,465,976)
Proceeds from securities sold short	–	5,477,344
Increase in receivable for investments sold	(878,335)	(4,261,527)
Increase in interest and dividends receivable	(20,586,359)	(88,699)
(Increase) decrease in receivable for principal paydown	(45,141)	1,046
Proceeds from futures contracts transactions	–	9,139,057
Increase in deposits with brokers for futures contracts collateral	–	(2,847,000)
(Increase) decrease in deposits with brokers for swaps collateral	(12,137,000)	150,000
Decrease in receivable from broker	–	88,217
(Increase) decrease in prepaid expenses	(38,315)	349
Increase in payable for investments purchased	2,940,805	257,299
Increase (decrease) in payable to brokers for cash collateral received	8,109,000	(3,790,000)
Net cash provided by swap transactions	74,218,291	11,284,229
Net cash provided by foreign currency transactions	2,958,074	246,626
Increase in investment management fees payable	2,497,435	4,510
Increase in interest payable on cash collateral	20,046	2,951
Increase (decrease) in accrued expenses	242,450	(8,296)
Net cash provided by (used for) operating activities	(2,181,123,332)	45,698,376

Cash Flows provided by (used for) Financing Activities:
Payments for reverse repurchase agreements	(4,025,921,050)	(811,710,052)
Proceeds on reverse repurchase agreements	5,231,527,556	789,407,022
Cash dividends paid (excluding reinvestment of dividends of $9,699,363 and $1,751,388, respectively)	(93,098,708)	(20,903,836)
Proceeds from shares sold	1,075,768,154	–
Offering costs and underwriting discount paid	(1,551,500)	–
Decrease in payable to custodian for foreign currency overdraft	–	(55,271)
Net cash provided by (used for) financing activities	2,186,724,452	(43,262,137)
Net increase in cash and foreign currency	5,601,120	2,436,239
Cash and foreign currency, at beginning of period or year	100,012	315
Cash and foreign currency, at end of period or year	$5,701,132	$2,436,554

Cash paid for interest primarily related to participation in reverse repurchase agreement transactions was $7,422,025, and $738,378, respectively.

†   A Statement of Cash Flows is not required for High Income.

*   For the period May 30, 2012 (commencement of operations) through March 31, 2013.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
65	PIMCO High Income Fund Annual Report | 3.31.13 | See accompanying Notes to Financial Statements.

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/

PIMCO High Income Fund

Notes to Financial Statements

March 31, 2013

1. Organization and Significant Accounting Policies

PIMCO Dynamic Income Fund (“Dynamic Income”), PIMCO Global StocksPLUS® & Income Fund (“Global StocksPLUS®”) and PIMCO High Income Fund (“High Income’’), (each a “Fund” and collectively the “Funds”) were organized as Massachusetts business trusts on January 19, 2011, February 16, 2005 and February 18, 2003, respectively. Prior to commencing operations on May 30, 2012, May 31, 2005 and April 30, 2003, respectively, the Funds had no operations other than matters relating to their organization as non-diversified (Dynamic Income and Global StocksPLUS®) and diversified (High Income), closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended, and the sale and issuance of 4,189 shares at an aggregate price of $100,012 for Dynamic Income to Allianz Asset Management of America L.P. (“AAM”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serve as the Funds’ investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of AAM. AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Dynamic Income issued 40,600,000 shares of common stock in its initial public offering. An additional 4,458,352 shares were issued in connection with the underwriter’s over-allotment option. These shares were all issued at $25.00 per share before an underwriting discount of $1.125 per share. Offering costs of $1,551,500 (representing approximately $0.03 per share) were offset against the proceeds of the offering and over-allotment option and have been charged to paid-in capital in excess of par. The Sub-Adviser has paid all organizational costs of approximately $25,000.

Dynamic Income’s primary investment objective is to seek current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its investment objectives to produce total return for shareholders by utilizing a dynamic asset allocation strategy among multiple fixed-income sectors, including below investment grade (commonly referred to as “high yield” securities or “junk bonds”), mortgage-related and any other asset-backed securities, government and sovereign debt, corporate debt (including fixed and floating-rate bonds, bank loans and convertible securities), taxable municipal bonds and other income producing securities of U.S. and foreign issuers, including emerging market issuers. As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets in privately-issued (commonly known as “non-agency”) mortgage-related securities.

Global StocksPLUS®’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. Global StocksPLUS® normally attempts to achieve its investment objective through holdings of stocks and/or through the use of index and other derivative instruments that have economic characteristics similar to U.S. and non-U.S. stocks. The Fund’s investments in index and other derivative instruments are backed by an actively-managed debt portfolio that will have a low-to-intermediate average portfolio duration, ranging from one year to a duration that is two years above the duration of the Barclays Capital U.S. Aggregate Bond Index, although it may be longer or shorter at any time or from time to time based on the Sub-Adviser’s forecast for interest rates and other factors. The Fund may invest without limit in securities that are rated below investment grade and may invest without limit in securities of any rating. The Fund currently intends to gain substantially all of its equity index exposure by investing in equity index derivatives based on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and the Morgan Stanley Capital International® Europe, Australasia and Far East Index (the “MSCI EAFE Index”). The Fund also employs a strategy of writing (selling) call options on U.S. equity indexes, seeking to generate gains from option premiums which may limit the Fund’s gains from increases in the S&P 500 Index.

High Income’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund normally attempts to achieve these objectives by investing at least 50% of its net assets in debt securities that are, at the time of purchase, rated below investment grade, and which may be represented by forward contracts or derivatives such as options, futures contracts or swap agreements.

There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	66

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/

PIMCO High Income Fund

Notes to Financial Statements

March 31, 2013

1. Organization and Significant Accounting Policies (continued)

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. Funds’ management is currently evaluating the effect that the guidance may have on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps and exchange traded futures are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
67	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/

PIMCO High Income Fund

Notes to Financial Statements

March 31, 2013

1. Organization and Significant Accounting Policies (continued)

determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access
•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	68

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/

PIMCO High Income Fund

Notes to Financial Statements

March 31, 2013

1. Organization and Significant Accounting Policies (continued)

issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over-the-counter (“OTC”) and flexible exchange (“FLEX”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of OTC credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Total Return Swaps — OTC total return swaps are valued by independent pricing services using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable, the values of OTC total return swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
69	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/

PIMCO High Income Fund

Notes to Financial Statements

March 31, 2013

1. Organization and Significant Accounting Policies (continued)

The valuation techniques used by the Funds to measure fair value during the period or year ended March 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date. Facility fees and other fees received after settlement date relating to senior loans, consent fees relating to corporate actions and commitment fees received relating to unfunded purchase commitments are recorded as miscellaneous income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Funds’ management has determined that its evaluation of the positions taken in the tax returns has resulted in no material impact to the Funds’ financial statements at March 31, 2013. The federal income tax returns for the prior three years for Global StocksPLUS® and High Income remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions – Common Shares

Dynamic Income intends to declare dividends and distributions from net investment income and gains from the sale of portfolio securities and other sources to its shareholders monthly. Global StocksPLUS® and High Income declare dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	70

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/

PIMCO High Income Fund

Notes to Financial Statements

March 31, 2013

1. Organization and Significant Accounting Policies (continued)

isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements

The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns the Funds obtain on investments purchased with the cash. To the extent the Funds do not cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Funds’ uncovered obligations under the agreements will be subject to the Funds’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(j) Sale-Buybacks

A Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and the counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties

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71	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/

PIMCO High Income Fund

Notes to Financial Statements

March 31, 2013

1. Organization and Significant Accounting Policies (continued)

are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Investment Manager or otherwise cover its obligations under sale-buyback transactions.

(k) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Funds to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(l) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(m) Short Sales

The Funds are obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(n) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(o) Interest Expense

Interest expense primarily relates to the Funds’ participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

(p) Custody Credits on Cash Balances

The Funds may benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

(q) Securities traded on to-be-announced basis

The Funds may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
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PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/

PIMCO High Income Fund

Notes to Financial Statements

March 31, 2013

1. Organization and Significant Accounting Policies (continued)

trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
73	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund
Notes to Financial Statements

March 31, 2013

2. Principal Risks (continued)

additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to the Funds’ performance. In addition, to the extent the Funds employ leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Funds are also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Global StocksPLUS® and High Income had security transactions outstanding with Lehman Brothers entities as counterparty at the time the relevant Lehman Brothers entities filed for bankruptcy protection or were placed in administration. Global StocksPLUS®’s security transactions associated with Lehman Brothers Special Financing Inc.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
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PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/

PIMCO High Income Fund

Notes to Financial Statements

March 31, 2013

2. Principal Risks (continued)

(“LBSF”) and Lehman Brothers International (Europe) (“LBI”) and High Income’s security transactions associated with Lehman Commercial Paper, Inc. (“LCPI”) as counterparties were written down to their estimated recoverable values. Adjustments to anticipated losses for securities transactions associated with LBSF, LBI and LCPI have been incorporated as net realized gain (loss) on the Funds’ Statements of Operations. The remaining balances, if any, due from LBSF, LBI and LCPI and due to Lehman Brothers, Inc. are included in receivable from/payable to broker on the Funds’ Statements of Assets and Liabilities. The estimated recoverable value of the receivables is determined by independent broker quotes. In April 2012 and October 2012, Global StocksPLUS® received $87,915 and $7,325, respectively, from LBSF.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Effective January 1, 2013, Global StocksPLUS® became subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Investment Manager has registered with the CFTC as a Commodity Pool Operator, the Sub-Adviser has registered with the CFTC as a Commodity Trading Adviser, and both entities are members of the National Futures Association. The CFTC has proposed amendments to its rules which, upon their compliance dates, may subject Global StocksPLUS® and the Investment Manager to additional disclosure, reporting and recordkeeping rules, and compliance.

(a) Futures Contracts

The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

(b) Option Transactions

The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
75	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund
Notes to Financial Statements

March 31, 2013

3. Financial Derivative Instruments (continued)

amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

(c) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced

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PIMCO Global StocksPLUS® & Income Fund
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PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund
Notes to Financial Statements

March 31, 2013

3. Financial Derivative Instruments (continued)

index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount of the swap agreement will be adjusted by corresponding amounts. The Funds use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments, serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
77	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund
Notes to Financial Statements

March 31, 2013

3. Financial Derivative Instruments (continued)

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2013 for which the Funds are sellers of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements — Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

(d) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

4. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of each Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 1.15% of Dynamic Income’s average daily total managed assets, 1.00% of Global StocksPLUS®’s average daily total managed assets and 0.70% of High Income’s average daily net assets, inclusive of net assets attributable to any Preferred Shares outstanding. For Dynamic Income and Global StocksPLUS®, total managed assets refer to the total assets of each Fund (including any assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). For these purposes, “borrowings” includes amount of leverage attributable to such instruments as reverse repurchase agreements.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	78

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund
Notes to Financial Statements

March 31, 2013

4. Investment Manager/Sub-Adviser (continued)

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

For the fiscal period or year ended March 31, 2013, purchases and sales of investments, other than short-term securities, were:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Dynamic Income	$73,684,698	$1,434,433	$2,421,418,862	$312,006,677
Global StocksPLUS®	40,106,205	52,107,808	32,366,543	35,065,420
High Income	32,328,910	2,872,472	788,217,572	1,118,597,636

6. Income Tax Information

The tax character of dividends paid was:

	Period or Year ended March 31, 2013		Year ended March 31, 2012
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
Dynamic Income	$110,832,777	–	–	–
Global StocksPLUS®	22,671,591	–	$22,450,402	–
High Income	174,153,974	$5,470,788	169,322,737	$8,629,563

At March 31, 2013, the components of distributable earnings were:

			Post-October Capital Loss(2)
	Ordinary Income	Capital Loss Caryforwards(1)	Short-Term	Long-Term
Dynamic Income	$27,535,155	–	–	–
Global StocksPLUS®	–	$116,037,423	–	–
High Income	–	753,406,342	$6,549,904	–

(1)

Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

(2)	Capital losses realized during the period November 1, 2012 through March 31, 2013 which the Funds elected to defer to the following taxable year pursuant to income regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
79	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund
Notes to Financial Statements

March 31, 2013

6. Income Tax Information (continued)

At March 31, 2013, capital loss carryforward amounts were:

	Year of Expiration			No Expiration(3)
	2017	2018	2019	Short-Term	Long-Term
Global StocksPLUS®	$11,544,070	$98,917,925	$5,575,428	–	–
High Income	222,923,897	488,806,782	–	$41,675,663	–

(3)	Carryforward amounts are subject to the provisions of the Regulated Investment Company Modernization Act of 2010.

For the year ended March 31, 2013, Global StocksPLUS® utilized pre-enactment capital loss carryforwards of $1,850,880 and High Income utilized post-enactment capital loss carryforwards of $132,024,726, of which $17,332,354 was short-term and $114,692,372 was long-term.

For the year ended March 31, 2013, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital in Excess of Par	Net Unrealized Appreciation
Dynamic Income (a)(b)(c)(d)	$(7,387,369)	$7,387,369	–	–
Global StocksPLUS® (a)(b)(c)(e)(f)(g)	5,925,279	(5,730,507)	$(194,302)	$(470)
High Income (a)(b)(c)(g)	47,228,796	(47,228,796)	–	–

These permanent “book-tax” differences were primarily attributable to:

(a) Foreign currency transactions.

(b) Paydowns.

(c) Swap payments.

(d) Amendment fees.

(e) Taxable over distributions

(f) Sale-buyback adjustments

(g) Consent fees

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At March 31, 2013, the aggregate cost basis and the net unrealized appreciation of investments (before options written and securities sold short) for federal income tax purposes were:

	Federal Tax Cost Basis(4)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Dynamic Income	$2,358,382,972	$284,949,784	$13,865,438	$271,084,346
Global StocksPLUS®	200,935,719	35,375,015	2,299,049	33,075,966
High Income	1,225,142,094	159,330,727	14,805,156	144,525,571

(4)

Differences, if any, between book and tax cost basis were attributable to wash sale loss deferrals, sale-buyback adjustments, difference in amortization due to deep discount bonds, recognition of gains on modified debt, interest accrual on contingent debt securities and recognition of unrealized loss on purchased options.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	80

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund
Notes to Financial Statements

March 31, 2013

7. Auction-Rate Preferred Shares – High Income

High Income has 2,336 shares of Preferred Shares Series M, 2,336 shares of Preferred Shares Series T, 2,336 shares of Preferred Shares Series W, 2,336 shares of Preferred Shares Series TH and 2,336 shares of Preferred Shares Series F outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

For the year ended March 31, 2013, the annualized dividend rates ranged from:

	High	Low	At March 31, 2013
Series M	0.256%	0.032%	0.144%
Series T	0.240%	0.032%	0.144%
Series W	0.240%	0.030%	0.144%
Series TH	0.256%	0.064%	0.144%
Series F	0.256%	0.075%	0.144%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, the 7-day “AA” Financial Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). As a consequence of the downgrade discussed below the current multiplier for calculating the maximum rate is 160%. If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

In July 2012, Moody’s Investor Service downgraded its ratings for each series of High Income’s Preferred Shares from Aa3 to A1.

8. Transfer Agent Change

Effective September 17, 2012 (the “Effective Date”), American Stock Transfer & Trust Company, LLC (“AST”) assumed responsibility as the Funds’ transfer agent. The amended Dividend Reinvestment Plan (the “Plan”) and AST’s role as transfer agent for Participants under the Plan commenced as of the Effective Date.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
81	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund
Notes to Financial Statements

March 31, 2013

9. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On April 1, 2013, the following dividends were declared to common shareholders payable May 1, 2013 to shareholders of record on April 11, 2013.

Dynamic Income	$0.177 per common share
Global StocksPLUS®	$0.18335 per common share
High Income	$0.121875 per common share

On May 1, 2013, the following dividends were declared to common shareholders payable June 3, 2013 to shareholders of record on May 13, 2013.

Dynamic Income	$0.177 per common share
Global StocksPLUS®	$0.18335 per common share
High Income	$0.121875 per common share

There were no other subsequent events that require recognition or disclosure.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	82

PIMCO Dynamic Income Fund Financial Highlights
For a share outstanding for the period May 30, 2012* through March 31, 2013:

Net asset value, beginning of period	$23.88	**

Investment Operations:
Net investment income	2.79
Net realized and change in unrealized gain	6.50
Total from investment operations	9.29

Dividends and Distributions to Shareholders from:
Net investment income	(2.18)
Net realized gains	(0.27)
Total dividends and distributions to shareholders	(2.45)

Share Transactions:
Offering costs charged to paid-in-capital in excess of par	(0.03)
Net asset value, end of period	$30.69
Market price, end of period	$31.10
Total Investment Return (1)	35.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,393,099
Ratio of expenses to average net assets, including interest expense (2)	2.91	%(3)
Ratio of expenses to average net assets, excluding interest expense	2.04	%(3)
Ratio of net investment income to average net assets	12.04	%(3)
Portfolio turnover rate	16%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(2)	Interest expense relates to participation in reverse repurchase agreement transactions.
(3)	Annualized.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
83	PIMCO High Income Fund Annual Report | 3.31.13 | See accompanying Notes to Financial Statements.

PIMCO Global StocksPLUS® & Income Fund Financial Highlights

For a common share outstanding throughout each year:

	Year ended March 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.57	$14.88	$12.52	$6.59	$22.88
Investment Operations:
Net investment income	1.38	1.61	1.75	1.24	0.63
Net realized and change in unrealized gain (loss)	2.57	(1.72)	2.81	6.89	(12.03)
Total from investment operations	3.95	(0.11)	4.56	8.13	(11.40)
Dividends and Distributions to Shareholders from:
Net investment income	(2.20)	(2.20)	(2.20)	(1.66)	(2.82)
Net realized gains	–	–	–	–	(2.07)
Return of capital	–	–	–	(0.54)	–
Total dividends and distributions to shareholders	(2.20)	(2.20)	(2.20)	(2.20)	(4.89)
Net asset value, end of year	$14.32	$12.57	$14.88	$12.52	$6.59
Market price, end of year	$21.95	$20.18	$24.48	$19.05	$8.64
Total Investment Return (1)	21.57%	(8.00)%	43.45%	155.94%	(40.72)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$148,170	$128,952	$150,881	$125,370	$64,444
Ratio of expenses to average net assets, including interest expense (3)	2.64%	2.71%	2.81%	2.90%	3.25	%(2)
Ratio of expenses to average net assets, excluding interest expense (3)	2.10%	2.12%	2.20%	2.32%	1.88	%(2)
Ratio of net investment income to average net assets	10.75%	12.70%	13.07%	12.27%	3.43%
Portfolio turnover rate	33%	90%	80%	135%	214%

(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(p) in Notes to Financial Statements).
(3)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
See accompanying Notes to Financial Statements. | 3.31.13 | PIMCO High Income Fund Annual Report	84

PIMCO High Income Fund Financial Highlights

For a common share outstanding throughout each year:

	Year ended March 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$7.87	$9.42	$8.73	$3.49	$11.28
Investment Operations:
Net investment income	0.81	0.96	1.13	1.13	1.37
Net realized and change in unrealized gain (loss)	1.43	(1.05)	1.03	5.58	(7.55)
Total from investment operations	2.24	(0.09)	2.16	6.71	(6.18)
Dividends on Preferred Shares from Net Investment Income	– †	– †	(0.01)	(0.01)	(0.15)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	2.24	(0.09)	2.15	6.70	(6.33)
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.42)	(1.39)	(1.46)	(1.39)	(1.46)
Return of capital	(0.04)	(0.07)	–	(0.07)	–
Total dividends and distributions to shareholders	(1.46)	(1.46)	(1.46)	(1.46)	(1.46)
Net asset value, end of year	$8.65	$7.87	$9.42	$8.73	$3.49
Market price, end of year	$12.35	$12.84	$14.01	$12.24	$5.57
Total Investment Return (1)	8.53%	3.28%	28.94%	156.33%	(42.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$1,063,863	$960,496	$1,138,186	$1,046,236	$412,833
Ratio of expenses to average net assets, including interest expense (2)(4)	1.06%	1.16%	1.11%	1.25%	1.64	%(3)
Ratio of expenses to average net assets, excluding interest expense (2)(4)	1.05%	1.07%	1.04%	1.15%	1.62	%(3)
Ratio of net investment income to average net assets (2)	10.00%	11.76%	12.74%	16.69%	17.16%
Preferred shares asset coverage per share	$116,082	$107,233	$122,446	$114,573	$55,773
Portfolio turnover rate	70%	24%	89%	138%	261%

†	Less than $(0.005) per common share.
(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(p) in Notes to Financial Statements).
(4)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
85	PIMCO High Income Fund Annual Report | 3.31.13 | See accompanying Notes to Financial Statements.

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund and
PIMCO High Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund and PIMCO High Income Fund (the “Funds”) at March 31, 2013, the results of each of their operations and (excluding PIMCO High Income Fund) their cash flows, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 24, 2013

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	86

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund
Tax Information/Proxy Voting Policies & Procedures (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders as to the federal tax status of dividends and distributions received by shareholders during such tax year.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal period or year ended March 31, 2013, are designated as “qualified dividend income” (or the maximum amount allowable):

Dynamic Income	0.60%
Global StocksPLUS®	0.18%
High Income	4.59%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the Funds’ ordinary income dividends paid during the fiscal period or year ended March 31, 2013, that qualifies for the corporate dividend received deduction is set forth below (or the maximum amount allowable):

Dynamic Income	0.60%
Global StocksPLUS®	0.18%
High Income	4.59%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2013. In January 2014, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of dividends and distributions received during calendar year 2013. The amount that will be reported will be the amount to use on the shareholders’ 2013 federal income tax returns and may differ from the amount which must be reported in connection with the Funds’ tax year ended March 31, 2013. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
87	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund
Annual Shareholder Meeting Results/Changes in Investment Policy (unaudited)

Annual Shareholder Meeting Results:

Global StocksPLUS® and High Income held their annual meetings of shareholders on July 19, 2012 and December 19, 2012, respectively.

Global StocksPLUS®:

Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Hans W. Kertess – Class I to serve until the annual meeting for the 2015-2016 fiscal year	8,942,865	298,483
Re-election of William B. Ogden, IV – Class I to serve until the annual meeting for the 2015-2016 fiscal year	8,942,518	298,830

The other members of the Board of Trustees as of the time of the meeting, namely Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson, John C. Maney† and Alan Rappaport continue to serve as Trustees.

High Income:

Common/Preferred shareholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis – Class III to serve until the annual meeting for the 2015-2016 fiscal year	103,479,844	2,990,684
Re-election of John C. Maney† – Class III to serve until the annual meeting for the 2015-2016 fiscal year	103,595,681	2,874,847

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Bradford K. Gallagher, James A. Jacobson*, Hans W. Kertess, William B. Ogden, IV and Alan Rappaport* continue to serve as Trustees.

*  Preferred Trustee

†  Interested Trustee

Changes in Investment Policy – High Income:

Effective April 3, 2013, High Income may invest in any combination of interest-only (“IO”) or principal-only (“PO”) securities or inverse floating rate (“inverse floater”) securities.

IOs are a class of debt security, typically representing an interest in a pool of mortgage-related or other asset-backed securities, which receives all of the interest from the asset pool, while the PO class of the security receives all of the principal. The value of (i.e. the yield to maturity and price) an IO or PO class is extremely sensitive to the rate of principal payments (including prepayments) on the related, underlying mortgages or other assets. For example, a rapid rate of principal payments may have a material adverse effect on the value of IO securities, while a slower than expected rate of principal payments may have a material adverse effect on a PO class security’s value. If the underlying mortgage or other assets experience greater or slower than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in IOs or POs, even if the security is in one of the highest rating categories.

An inverse floater is a type of debt instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed-rate instrument of similar credit quality. The market prices of inverse floaters may be highly sensitive to changes in interest rates and prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change.

Investment in IOs, POs and inverse floaters may also subject High Income to illiquidity and other risks.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
3.31.13 | PIMCO High Income Fund Annual Report	88

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund
Privacy Policy (unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
89	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund
Dividend Reinvestment Plan (unaudited)

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation. Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the applicable Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Funds’ next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Funds’ next distribution and will apply to the Funds’ next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan. For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Funds (“newly issued shares”) or (ii) by purchasing common shares of the Funds on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of the Funds (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Funds’ then current policies.

Fees and expenses. No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
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PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund
Dividend Reinvestment Plan (unaudited) (continued)

Shares held through nominees. In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
91	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund
Board of Trustees (unaudited)

Name, Year of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Year of Birth: 1939

Chairman of the Board of Trustees since: 2008 — PGP, PHK; 2012 — PDI

Trustee since: 2003 — PHK; 2005 — PGP; 2012 — PDI

Term of office: Expected to stand for re-election at annual meeting of shareholders for PHK and PDI’s 2013-2014 fiscal year and PGP’s 2015-2016 fiscal year.

Trustee/Director of 64 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis

Year of Birth: 1952

Trustee since: 2011 — PGP, PHK; 2012 — PDI

Term of office: Expected to stand for re-election at annual meeting of shareholders for PHK and PDI’s 2015-2016 fiscal year and PGP’s 2013-2014 fiscal year.

Trustee/Director of 64 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Advisory Council, Stanford Business School (2002-2008).

Bradford K. Gallagher

Year of Birth: 1944

Trustee since: 2010 — PGP, PHK; 2012 — PDI

Term of office: Expected to stand for re-election at annual meeting of shareholders for PHK and PDI’s 2014-2015 fiscal year and PGP’s 2013-2014 fiscal year.

Trustee/Director of 64 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Chairman and Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).

James A. Jacobson

Year of Birth:1945

Trustee since: 2009 — PGP, PHK; 2012 — PDI

Term of office: Expected to stand for re-election at annual meeting of shareholders for PHK and PDI’s 2014-2015 fiscal year and PGP’s 2013-2014 fiscal year.

Trustee/Director of 64 funds in Fund Complex

Trustee/Director of 17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
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PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund
Board of Trustees (unaudited) (continued)

Name, Year of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

William B. Ogden, IV

Year of Birth: 1945

Trustee since: 2006 — PGP, PHK; 2012 — PDI

Term of office: Expected to stand for re-election at annual meeting of shareholders for PHK and PDI’s 2013-2014 fiscal year and PGP’s 2015-2016 fiscal year.

Trustee/Director of 64 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport

Year of Birth: 1953

Trustee since: 2010 — PGP, PHK; 2012 — PDI

Term of office: Expected to stand for re-election at annual meeting of shareholders for PHK and PDI’s 2013-2014 fiscal year and PGP’s 2014-2015 fiscal year.

Trustee/Director of 64 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director (since 2012), formerly, Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†

Year of Birth: 1959

Trustee since: 2006 — PGP, PHK; 2012 — PDI

Term of office: Expected to stand for re-election at annual meeting of shareholders for PHK and PDI’s 2015-2016 fiscal year and PGP’s 2014-2015 fiscal year.

Trustee/Director of 83 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

†      Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Funds’ Investment Manager and various affiliated entities.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
93	PIMCO High Income Fund Annual Report | 3.31.13

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund
Fund Officers (unaudited)

Name, Year of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Year of Birth: 1964 President & Chief Executive Officer since: 2003 – PHK; 2005 – PGP; 2012 – PDI

Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 30 funds in the Fund Complex; President of 53 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex (2005-2010).

Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2003 – PHK; 2005 – PGP; 2012 – PDI

Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 83 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2004 – PHK; 2005 – PGP; 2012 – PDI

Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 83 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2007 – PGP, PHK; 2012 – PDI	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 83 funds in the Fund Complex.

Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008 – PGP, PHK; 2012 – PDI

Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 83 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011 – PGP, PHK; 2012 – PDI	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 83 funds in the Fund Complex.

Youse E. Guia Year of Birth: 1972 Chief Compliance Officer since: 2004 – PHK; 2005 – PGP; 2012 – PDI	Director, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of 64 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2006 – PGP, PHK; 2012 – PDI	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 83 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
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Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Deborah A. DeCotis	Lawrence G. Altadonna
Bradford K. Gallagher	Treasurer, Principal Financial & Accounting Officer
James A. Jacobson	Thomas J. Fuccillo
John C. Maney	Vice President, Secretary & Chief Legal Officer
William B. Ogden, IV	Scott Whisten
Alan Rappaport	Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Orhan Dzemaili
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1633 Broadway
New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund and PIMCO High Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go us.allianzgi.com/edelivery.

AGI-2013-04-03-6448
Allianz Global Investors Distributors LLC.	AZ607AR_033113

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $ $67,000 in 2013. (March 31, 2013 was the Registrant’s initial fiscal year.)

b) Audit-Related Fees. There were no audit-related fees billed in 2013. (March 31, 2013 was the Registrant’s initial fiscal year.)

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $15,550 in 2013. (March 31, 2013 was the Registrant’s initial fiscal year.) These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e) 1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Dynamic Income Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources

Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1) The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2) Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3) Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2013 Reporting Period was $8,135,346. (March 31, 2013 was the Registrant’s initial fiscal year.)

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Deborah A. DeCotis, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV, and Alan Rappaport.

ITEM 6.INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7.                                                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO DYNAMIC INCOME FUND

(the “Trust”)

PROXY VOTING POLICY

1.                                      It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                      The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  Summaries of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto.  Such summaries may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.                                      The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                      This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.                                      It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                      AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.                                      The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy will:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.                                      Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Pacific Investment Management Company LLC (“PIMCO”)

Description of Proxy Voting Policy and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ITEM 8.                                                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of June     , 2013, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Dynamic Income Fund (“PDI” or the “Fund”):

Daniel J. Ivascyn

Mr. Ivascyn has been the portfolio manager since inception (May 2012).  Mr. Ivascyn is a managing director, a member of the Executive Committee and portfolio manager of Pacific Investment Management Company LLC (“PIMCO”) in the Newport Beach office and is head of the mortgage credit portfolio management team. Prior to joining PIMCO in 1998, he was in the asset-backed securities group at Bear Stearns. He has 21 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business. He received his undergraduate degree from Occidental College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund managed by the Portfolio Manager as of March 31, 2013, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)		#	AUM($million)
Daniel J. Ivascyn	PDI	8	29,384.58	6	4,130.99	*	37	7,552.39	**

* Of these Other Pooled Investment Vehicles, 2 accounts totaling $1,240.56 million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these Other Accounts, 4 accounts totaling $3,198.88 million in assets pay an advisory fee that is based in part on the performance of the account.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other.  Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds.  The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund.  Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.  A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines.  Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Fund and another account.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook.  PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer.  In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest.  In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.  Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund.  When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance.  Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of March 31, 2013, the following explains the compensation structure of the individual who has primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement.  The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm.  The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan.  PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.  PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•                  Base Salary - Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•                  Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•                  Equity or Long Term Incentive Compensation - Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period.  The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•                  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•                  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                  Contributions to asset retention, gathering and client satisfaction;

•                  Contributions to mentoring, coaching and/or supervising; and

•                  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan.  Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits.  Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of March 31, 2013.

PIMCO Dynamic Income Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund

Daniel J. Ivascyn	over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Dynamic Income Fund

By:	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date:	June 3, 2013

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date:	June 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date:	June 3, 2013

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date:	June 3, 2013